                                                                   EXHIBIT 10.10

                             STANDARD OFFICE LEASE

     THIS LEASE is made and entered into as of this 14th day of January, 1998 by and between PACIFIC CORPORATE TOWERS LLC, a Delaware limited liability company ("Landlord"), and PILOT NETWORK SERVICES, INC., a California corporation ("Tenant").

     Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises described as Suite No. 450 on the fourth (4th) floor of that building ("Building") whose address is 222 N. Sepulveda Blvd., E1 Segundo, California, as designated on the plan attached hereto and incorporated herein as Exhibit "A" (the "Premises") of the project consisting of the building(s), parking structure(s), land and any other land or improvements surrounding the buildings which are designated from time to time by Landlord as appurtenant to or servicing the building(s) (the "Project"), now known as Pacific Corporate Towers for the term and upon the terms and conditions hereinafter set forth, and Landlord and Tenant hereby agree as follows:

                                   ARTICLE 1
                             BASIC LEASE PROVISIONS
                             ----------------------

     1.1  Term.

          (a) Scheduled Occupancy Date: March 1, 1998, subject to Article 2.1 hereof and Section 7.0 of the Work Letter Agreement attached as Exhibit "C".

          (b) Scheduled Commencement Date: June 1, 1998, subject to Article 2 hereof and Section 7.0 of the Work Letter Agreement attached as Exhibit "C".

          (c) Scheduled Expiration Date: May 31, 2004, subject to Article 2 hereof.

     1.2  Rentable Square Footage:   Six thousand five hundred seventy-six
          (6,576). The actual rentable square footage of the Premises shall be determined and set forth in writing by Landlord's architect/consultant, P. Patrick Murray & Associates, prior to the Commencement Date in accordance with the Building Owners and Managers Association national standard (ANSI A65.1-1996). Upon such determination, which shall be conclusive, the Basic Rental, Security Deposit, Tenant's Proportionate Share and the Allowance (described in Paragraph 4.1 of the Work Letter Agreement) shall be appropriately adjusted by a written amendment to this Lease prepared by Landlord, which Tenant shall promptly execute upon request by Landlord.

     1.3  Basic Rental:                         Base             Monthly
                              Lease Month    Annual Rent      Installments
                              -----------    -----------      ------------
                              1-36           $130,204.80      $10,850.40
                              37-72          $142,041.60      $11,836.80

          (The foregoing Basic Rental amounts are based upon a Basic Rental rate of $1.65 per rentable square foot per month for months 1-36, and a Basic Rental rate of $1.80 per rentable square foot per month for months 37-72.)

     1.4  Base Year:                     1998

     1.5  Tenant's Proportionate Share:  One and sixteen one-hundredths (1.16%)

     1.6  Security Deposit:              $10,850.40

     1.7  Permitted Use:                 General office uses

     1.8  Brokers:                       CB Commercial Real Estate Group, Inc.
                                         and Cushman Realty Corporation

     1.9  Parking Spaces:  Twenty-six (26) unreserved

     1.10 Parking Charge:  Prevailing rates for monthly parking

     1.11 Tenant Address Prior to Lease Commencement Date: Pilot Network Services, Inc., 1080 Marina Village Parkway, Alameda, CA 94501.

                                   ARTICLE 2
                                     TERM
                                     ----

     2.1  Early Occupancy. Tenant shall have the right to occupy the Premises
          ---------------
for a three (3) month period prior to the Commencement Date, as defined in
Article 2.2 below ("Early Occupancy Period") commencing upon the earlier of (i) the date on which Landlord notifies Tenant that the Tenant Building Standard Work (as defined in the Work Letter Agreement attached hereto as Exhibit "C") has been substantially completed, or (ii) the date Tenant first takes possession of or commences the operation of its business in the Premises. Tenant's occupancy of the Premises during the Early Occupancy Period shall be subject to all of the terms and conditions of this Lease except for the obligation to pay Basic Rental or Direct Costs (as defined in Article 3.3 below). The Tenant Building Standard Work shall be deemed substantially completed on the date when such work has been substantially completed in accordance with the Work Letter Agreement, except for punchlist items, and all building inspections required by the City of E1 Segundo to permit occupancy of the Premises have been completed.

     2.2  Lease Commencement. The term of this Lease ("Lease Term") shall
          ------------------
commence (the "Commencement Date") on the date that is three (3) months after the first day of the Early Occupancy Period. The lease term shall expire, unless earlier terminated, on the date that is the end of the sixth (6th) year after the Commencement Date.

     2.3  Possession. If Landlord is unable to deliver possession of the
          ----------
Premises to Tenant on or before the Scheduled Occupancy Date, Landlord shall not be subject to any liability for its failure to do so, and such failure shall not affect the validity of this Lease nor the obligations of Tenant hereunder, but the Early Occupancy Period shall commence in accordance with Article 2.1 and the Lease Term shall commence in accordance with Article 2.2. Notwithstanding the above, if the Tenant Building Standard Work is not substantially completed on or before June 1, 1998 for any reason other than a Tenant Delay, any item of the Tenant Building Standard Work that requires special installation or a long lead delivery time, or any of the events referenced in Article 27 hereof, then Tenant shall be entitled to receive a credit of one (1) day of Basic Rental for each day from and after June 1, 1998 until the date that Landlord delivers possession of the Premises to Tenant. The credit of Basic Rental shall be applied to the first Basic Rental becoming due upon the Commencement Date. The foregoing credit of Basic Rental shall be Tenant's sole and exclusive remedy for any delay by Landlord in delivering possession of the Premises to Tenant. At any time during the Lease Term, Landlord may deliver to Tenant a notice in the form as set forth in Exhibit "D" attached hereto, which Tenant shall execute and return to Landlord within five (5) days of receipt thereof.

                                   ARTICLE 3
                                    RENTAL
                                    ------

     3.1  Basic Rental. Commencing on the Commencement Date, Tenant shall pay to
          ------------
Landlord during the term hereof, at Landlord's office or to such other person or at such other place as directed from time to time by written notice to Tenant from Landlord, the monthly and annual sums as set forth in Article 1.3 of the Basic Lease Provisions, payable in advance on the first day of each calendar month, without demand, setoff or deduction, and in the event this Lease commences or the date of expiration of this Lease occurs other than on the first day or last day of a calendar month, the rent for such month shall be prorated. Notwithstanding the foregoing, Tenant shall pay to Landlord concurrently with the execution of this Lease the monthly installment of Basic Rental due for the first (1st) month of the Lease.

     3.2  Increase in Costs. The term "Base Year" means the calendar year set
          -----------------
forth in Article 1.4 of the Basic Lease Provisions. If, in any calendar year during the term of this Lease commencing with the calendar year immediately after the Base Year (each such year a "Comparison Year"), (i) the "Tax Costs" (as hereinafter defined) paid or incurred by Landlord shall be higher than the Tax Costs for the Base Year, (ii) the "Operating Costs" (as hereinafter defined) paid or incurred by Landlord shall be higher than the Operating Costs for the Base Year, or (iii) the "Insurance Costs" (as hereinafter defined) paid or incurred by Landlord shall be higher than the Insurance Costs for the Base Year, Tenant shall pay Landlord as Additional Rent Tenant's Proportionate Share (as provided in Article 1.5 of the Basic Lease Provisions) of such increase in the amount by which the respective Tax Costs, Operating Costs and Insurance Costs, paid or incurred by Landlord in such Comparison Year exceed the respective Tax Costs, Operating Costs and Insurance Costs incurred or paid by Landlord for the Base Year. In the event either the Premises and/or the Project is expanded or reduced, then Tenant's Proportionate Share shall be appropriately adjusted, and as to the calendar year in which such change occurs, Tenant's Proportionate Share for such year shall be determined on the basis of the number of days during that particular calendar year that each such Tenant's Proportionate Share was in effect. In the event this Lease shall terminate on any date other than the last day of a calendar year, Tenant's Proportionate Share of Tax Costs, Operating Costs and Insurance Costs for such calendar year in which this Lease terminates shall be prorated on the basis of the relationship which the number of days which have elapsed from the commencement of said calendar year to and including said date on which this Lease terminates bears to three hundred sixty
(360). Any and all amounts due and payable by Tenant pursuant to Articles 3.2,
3.3 and 3.4 hereof shall be deemed "Additional Rent" and Landlord shall be entitled to exercise the same rights and remedies upon default in these payments.

     3.3  Definitions. As used herein, the following the terms shall have the
          -----------
following meanings:

          (a) "Tax Costs" shall mean any and all real estate taxes and other similar charges on real property or improvements, assessments, water and sewer charges, and all other charges assessed or levied upon the Project and appurtenances thereto and the parking or other facilities thereof, or the real property (the "Property") thereunder (collectively the "Real Property") or attributable thereto or on the rents, issues, profits or income received or derived therefrom which are assessed or levied by the United States, the State of California or any local government authority or agency or any political subdivision thereof, and shall include Landlord's reasonable legal fees, costs and disbursements incurred in connection with proceedings for reduction of Tax Costs or any part thereof; provided, however, if at any time after the date of this Lease the methods of taxation now prevailing shall be altered so that in lieu of or as a supplement to or a substitute for the whole or any part of any Tax Costs, there shall be assessed or levied (a) a tax, assessment, levy, imposition or charge wholly or partially as a net income, capital or franchise levy or otherwise on the rents, issues, profits or income derived therefrom, or
(b) a tax, assessment, levy (including but not limited to any municipal, state or federal levy), imposition or charge measured by or based in whole or in part upon the real property and imposed upon Landlord, or (c) a license fee measured by the rent payable under this Lease, then all such taxes, assessments or levies or the part thereof so measured or based, shall be deemed to be included in the term "Tax Costs". Except as provided in the foregoing sentence, Tax Costs shall not include Landlord's gross or net income, franchise or capital stock taxes, transfer taxes and/or any penalties and fines not due to Tenant's late payment of Tax Costs.

          (b) "Operating Costs" shall mean all costs, expenses and amounts of every kind and nature incurred by Landlord in connection with the maintenance, operation, replacement, ownership and repair of the Project, the equipment, adjacent walks, malls and landscaped and common areas and the parking structure, areas and facilities of the Project, including, but not limited to, salaries, wages, medical, surgical and general welfare benefits and pension payments, payroll taxes, fringe benefits, employment taxes, workers' compensation, uniforms and dry cleaning thereof for all persons who perform duties connected with the operation, maintenance and repair of the Project, its equipment and the adjacent walks and landscaped areas, including janitorial, gardening, security, parking, operating engineer, elevator, painting, plumbing, electrical, carpentry, heating, ventilation, air conditioning, window washing, hired services (but excluding persons performing services not uniformly available to or performed for the benefit of substantially all building tenants), a reasonable allowance for depreciation of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, accountant's fees incurred in the preparation of rent adjustment statements and reconciliations of Direct Costs, legal fees, real estate tax consulting fees, personal property taxes on property used in the maintenance and operation of the Project, capital expenditures incurred to effect economies of operation and capital expenditures required by government regulations, laws, or ordinances; provided, however, if the capital expenditure has a useful life greater than one year, such capital expenditures shall be amortized over the useful life of the item in question in accordance with generally accepted accounting principles, as applied to industry standards, together with interest thereon at an annual rate of interest equal to the rate applicable to a Treasury Bill with the same duration as the useful life of the item in question, plus two and one-half percent (2 1/2%), and the amortized portion thereof shall be included in Operating Costs; the cost of all charges for electricity, gas, water and other utilities furnished to the Project, including any taxes thereon; the cost of all building and cleaning supplies and materials; the cost of all Charges for cleaning, maintenance and service contracts and other services with independent contractors (including property management fees); and license, permit and inspection fees relating to the Project. In the event, during any calendar year, the Project is less than one hundred percent (100%) occupied at all times, the Operating Costs shall be adjusted to reflect the Operating Costs of the Project as though one hundred percent (100%) occupied at all times, and the increase or decrease in rent shall be based upon such Operating Costs as so adjusted. Operating Costs shall also include all management fees and administrative fees. Landlord shall have the right, from time to time, to equitably allocate some or all of the Operating Costs among different tenants of the Project (i.e. office space and retail space tenants of the Project). Operating Costs shall not include (i) depreciation (except depreciation of personal property used in the maintenance, operation and repair of the Project), (ii) penalties and fees not occasioned by the acts or omissions of Tenant, (iii) costs attributable to the misconduct of Landlord,
(iv) brokerage commissions and leasing expenses, (v) debt service, (vi) costs incurred by Landlord to investigate or remediate Hazardous Materials in the soil or groundwater of the Project to the extent not caused by Tenant, (vii) costs for which Landlord is actually reimbursed by third parties, (viii) costs for services provided directly to Tenant by the service provider and for which Tenant pays the service provider directly, (ix) costs of services and utilities which are not made available to all of the tenants of the Property, (x) costs incurred by Landlord to cause the Project to comply with the Americans With Disabilities Act and all regulations promulgated thereunder and other laws, regulations or ordinances to the extent such compliance was required prior to the date of this Lease, and (xi) Landlord's general corporate overhead and administrative expense (except to the extent allocable to the Project).

          (c) "Insurance Costs" shall mean the cost of all charges for fire and extended coverage, commercial liability and all other insurance for the Project required to be carried by Landlord under the Lease or now or hereafter maintained by Landlord with respect to the Project.

          (d) "Direct Costs" as used herein shall mean the Tax Costs, Operating Costs, and Insurance Costs.

          (e) "Phase II" shall mean the portion of the Project consisting of the building commonly known as 222 North Sepulveda Boulevard ("Phase II Building") together with the Phase II Building's percentage share (based on a fraction, the numerator of which is the rentable square footage of the Phase II Building and the denominator of which is the entire rentable square footage of the Project) in common facilities of the Project, such as the parking structure, land and other improvements comprising the Project. Landlord allocates Direct Costs either to Phase II or to the Project as a whole. Tenant's Proportionate Share is equal to a fraction, the numerator of which is the rentable square footage of the Premises and the denominator of which is the rentable square footage of the Phase II Building. For example, if a cost is allocated only to Phase II, Tenant's Proportionate Share of such cost shall be equal to a fraction, the numerator of which is the rentable square footage in Tenant's Premises and the denominator of which is the total rentable square footage in the Phase II Building. If Landlord allocates a Direct Cost to the Project as a whole, then Tenant shall pay its Proportionate Share of the Phase II portion of such Direct Cost. Tenant's Proportionate Share of the Phase II portion of a Direct Cost is equal to a fraction, the numerator of which is the rentable square footage in the Tenant's Premises and the denominator of which is the total rentable square footage of the Phase II Building. The current rentable square footage of the Phase II Building is five hundred sixty-five thousand nine hundred sixty-six (565,966). The current rentable square footage of the Project is one million five hundred forty-two thousand two hundred seventy (1,542,270).

     3.4  Determination of Payment. Landlord shall, prior to the commencement of
          ------------------------
each Comparison Year, furnish to Tenant a written estimate showing in reasonable detail Landlord's estimated Direct Costs for the next following Comparison Year and the amount of Tenant's Proportionate Share of the increase in Tax Costs, Operating Costs and Insurance Costs appropriately prorated on a monthly basis for such Comparison Year. Thereafter, on each monthly rental payment date, Tenant shall pay to Landlord the monthly amount of Tenant's Proportionate Share of the estimated increase in Direct Costs as shown in said written estimate. Landlord reserves the right to revise any estimate of Direct Costs if actual or projected Tax Costs, Operating Costs or Insurance Costs show an increase or decrease from any earlier estimate for the same Comparison Year. If Landlord delivers such revised estimate to Tenant at any time during the Comparison Year, Tenant shall commence payment of such estimated amount with the monthly rental payment next following the date that is thirty (30) days after the date of Tenant's receipt of the revised estimate. Neither Landlord's failure to deliver nor the late delivery of such estimate shall constitute a default by Landlord hereunder or a waiver of Landlord's right to receive Tenant's Proportionate Share of the estimated increase in Direct Costs and Tenant shall continue to pay on the basis of the most recent estimate until Landlord delivers a new estimate of Direct Costs to Tenant. Within one hundred eighty (180) calendar days following the close of each Comparison Year during the term hereof, Landlord shall endeavor to furnish to Tenant a written statement (the "Reconciliation") showing in reasonable detail Landlord's actual Tax Costs, Operating Costs and Insurance Costs for the relevant Comparison Year, together with a full statement of any adjustments necessary to reconcile any sums paid (or credited) hereunder as Tenant's Proportionate Share of Tax Costs, Operating Costs and Insurance Costs during such Comparison Year with those sums actually payable and due hereunder for such Comparison Year as set forth in the Reconciliation. If the Reconciliation shows that additional sums are due from Tenant hereunder, Tenant shall pay such sums to Landlord within thirty (30) days of receipt of the Reconciliation. If the Reconciliation shows that a credit is due Tenant, such credit shall be credited against the next sums becoming due from Tenant hereunder. Notwithstanding that the term of this Lease has expired and Tenant has vacated the Premises, Tenant shall pay to Landlord any additional sums due Landlord and Landlord shall rebate to Tenant the amount of any credit due Tenant, as set forth in the Reconciliation for the Comparison Year in which the Lease Term expired.

     3.5  Tenant Review of Direct Costs. Tenant shall have the right, within
          -----------------------------
ninety (90) days after the date of Tenant's receipt of the Reconciliation for a Comparison Year, and after reasonable notice and at reasonable times, to inspect Landlord's records pertaining to Direct Costs for the Comparison Year in question at Landlord's regional accounting office or at the Project. Tenant's failure to exercise its right to inspect records pertaining to Direct Costs for any Comparison Year within ninety (90) days after the date of Tenant's receipt of the Reconciliation for such Comparison Year shall be deemed Tenant's waiver of its right to inspect Landlord's records for such Comparison Year and acceptance of the Direct Costs paid by Tenant for such Comparison Year.

                                   ARTICLE 4
                               SECURITY DEPOSIT
                               ----------------

     Tenant has deposited with Landlord the sum set forth in Article 1.6 of the Basic Lease Provisions as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant breaches any provision, covenant or condition of this Lease, including but not limited to the payment of Basic Rental or Additional Rent, Landlord may (but shall not be required to) use all or any part of this Security Deposit for the payment of any sums in default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Security Deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. If monthly Basic Rental is increased, whether pursuant to the terms of this Lease, or otherwise, the amount of the Security Deposit required to be maintained by Tenant shall also be increased so as to equal, at all times and from time to time, one (1) month's Basic Rental. Landlord shall not be required to keep this Security Deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit. Within thirty (30) days after the expiration of the Lease Term, and provided there exists no default by Tenant hereunder, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to Tenant's assignee), provided that subsequent to the expiration of this Lease, Landlord may retain from said Security Deposit (a) any and all amounts permitted by California Civil Code 1950 but not limited to this section and (b) such sums as Landlord reasonably estimates will thereafter become due under this Lease. Should Landlord sell its interest in the Premises during the term hereof, and if Landlord deposits with the purchaser thereof the then unappropriated funds deposited by Tenant as aforesaid, Landlord shall be discharged from any liability with respect to such Security Deposit.

                                   ARTICLE 5
                                 HOLDING OVER
                                 ------------

     Should Tenant, with Landlord's written consent, hold over after termination of this Lease, Tenant shall become a tenant from month to month only upon each and all of the terms herein provided as may be applicable to a month to month tenancy and any such holding over shall not constitute an extension of this Lease. During such holding over, Tenant shall pay in advance, monthly, a rental rate equal to one hundred fifty percent (150%) of the Basic Rental in effect for the last month of the term of this Lease, in addition to, and not in lieu of, all other payments required to be made by Tenant hereunder including but not limited to Tenant's Proportionate Share of Direct Costs. If Tenant holds over after termination of this Lease without the express written consent of Landlord, Tenant shall become a tenant at sufferance only, at a rental rate equal to one hundred fifty percent (150%) of the Basic Rental in effect upon the date of such termination (pro rated on a daily basis), and otherwise subject to the terms, covenants and conditions herein specified so far as applicable. Acceptance by Landlord of rent after such termination shall not constitute a hold over hereunder or result in a renewal. If Tenant fails to surrender the Premises upon the expiration or termination of this Lease, Tenant shall indemnify, defend and hold Landlord harmless from all costs, losses, expenses or liabilities, including without limitation, costs and attorney fees.

                                   ARTICLE 6
                               PERSONAL PROPERTY
                               -----------------

     Tenant shall pay, prior to delinquency, all taxes assessed against or levied upon fixtures, furnishings, equipment and all other personal property of Tenant located in the Premises. In the event any or all of Tenant's fixtures, furnishings, equipment and other personal property shall be assessed and taxed with property of Landlord, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property. Tenant shall assume and pay to Landlord at the time of paying Basic Rental any excise, sales, use, rent, occupancy, garage, parking, gross receipts or other taxes (other than net income taxes) which may be imposed on or on account of letting of the Premises or the payment of Basic Rental or any other sums due or payable hereunder, and which Landlord may be required to pay or collect under any law now in effect or hereafter enacted. Tenant shall pay directly to the party or entity entitled thereto all business license fees, gross receipts taxes and similar taxes and impositions which may from time to time be assessed against or levied upon Tenant, as and when the same become due and before delinquency. Notwithstanding anything to the contrary contained herein, any sums payable by Tenant under this Article 6 shall not be included in the computation of "Tax Costs."

                                   ARTICLE 7
                                      USE
                                      ---


     Tenant shall use and occupy the Premises only for the use set forth in
Article 1.7 of the Basic Lease Provisions and shall not use or occupy the Premises or permit the same to be used or occupied for any other purpose without the prior written consent of Landlord, and Tenant agrees that it will use the Premises in such a manner so as not to interfere with or infringe the rights of other tenants in the Project. Tenant shall promptly comply with all laws, statutes, ordinances and governmental regulations or requirements now in force or which may hereafter be in force relating to or affecting the condition, use or occupancy of the Premises or the Project. Tenant shall, at its sole cost and expense, make any alterations, improvements or structural changes that are required by laws, statutes, ordinances and governmental regulations or requirements as a result of Tenant's particular use of the Premises or any alterations, improvements or changes made by Tenant. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire and extended coverage insurance policy covering the Project and/or the property located therein and Tenant shall comply with all rules, orders, regulations and requirements of any organization which sets out standards, requirements or recommendations commonly referred to by major fire insurance underwriters. Tenant shall promptly upon demand reimburse Landlord for any additional premium charges for such policy by reason of Tenant's failure to comply with the provisions of this Article.

                                   ARTICLE 8
                             CONDITION OF PREMISES
                             ---------------------

     Except for the work to be performed by Landlord pursuant to the Work Letter Agreement, Tenant hereby agrees that the Premises shall be taken "as is", "with all faults", "without any representations or warranties", and Tenant hereby agrees and warrants that it has inspected the condition of the Premises and the suitability of same for Tenant's purposes, and Tenant does hereby waive and disclaim any objection to, cause of action based upon, or claim that its obligations hereunder should be reduced or limited because of the condition of the Premises or the Project or the suitability of same for Tenant's purposes. Tenant acknowledges that neither Landlord nor any agent nor any employee of Landlord has made any representations or warranty with respect to the Premises or the Project or with respect to the suitability of either for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Project were at such time in satisfactory condition. Tenant hereby waives and releases its right to make repairs at Landlord's expense pursuant to Sections 1941 and 1942 of the Civil Code of California or under any similar law, statute or ordinance now or hereafter in effect.

                                   ARTICLE 9
                            REPAIRS AND ALTERATIONS
                            -----------------------

     Tenant shall keep the Premises in good condition and repair. All damage or injury to the Premises or the Project caused by the act or negligence of Tenant, its employees, agents or visitors, guests, invitees or licensees shall be promptly repaired by Tenant, at its sole cost and expense, to the satisfaction of Landlord. After reasonable notice and opportunity to cure (except in an emergency), Landlord may make any repairs which are not promptly made by Tenant and charge Tenant for the cost thereof, which cost shall be paid by Tenant within five (5) days from invoice from Landlord. Tenant shall be responsible for the design and function of all non-Building standard improvements of the Premises, whether or not installed by Landlord at Tenant's request. Tenant waives all rights to make repairs at the expense of Landlord, or to deduct the cost thereof from the rent. Tenant shall make no alterations, changes or additions in or to the Premises without Landlord's prior written consent, and then only by contractors or mechanics approved by Landlord and upon the approval by Landlord of fully detailed and dimensioned plans and specifications pertaining to the work in question, to be prepared and submitted by Tenant at its sole cost and expense. Notwithstanding the foregoing, Tenant may make "Nonstructural Alterations" without the consent of Landlord provided Tenant shall have given Landlord at least ten (10) business days prior written notice of the Nonstructural Alteration describing the Nonstructural Alteration in reasonable detail and Tenant's compliance with all of the other terms and conditions of this Article 9 and Article 10, including the requirement that Tenant deliver plans and specifications for its work to Landlord concurrently with its notice to Landlord of the work. As used herein, "Nonstructural Alterations" shall mean alterations or improvements which do not exceed Two Thousand Five Hundred Dollars ($2,500) in the aggregate in any one calendar year and which do not affect any Building systems (including utility systems) or the external appearances of the Building. Tenant shall at its sole cost and expense obtain all necessary approvals and permits pertaining to any work approved by Landlord. If Landlord, in approving any work, specifies a commencement date therefor, Tenant shall not commence any work prior to such date. Tenant hereby indemnifies and agrees to defend and hold Landlord free and harmless from all liens and claims of lien, and all other liability, claims and demands arising out of any work done or material supplied to the Premises by or at the request of Tenant. If permitted alterations, changes, or additions are made, they shall be made at Tenant's expense and shall be and become the property of Landlord, except that Landlord may, by written notice to Tenant given at the time of Landlord's consent to such alterations or improvements, or if Landlord's consent to such alterations is not required, given within thirty (30) days after the date of Tenant's notice of such alterations to Landlord, require Tenant at Tenant's expense to promptly both remove any such alteration, change or addition installed by Tenant, and to repair any damage to the Premises caused by such removal and restore the Premises to the condition that existed prior to such alteration in accordance with all applicable laws, statutes, building codes and regulations in effect as of the date of such restoration. With regard to repairs, alterations or any other work arising from or related to this Article 9, Landlord shall be entitled to receive an administrative/supervision fee of ten percent (10%) of the total cost of all (i) work performed; (ii) materials, plans and drawings furnished; and (iii) all other costs and expenses related to such repairs, alterations or other work.

                                  ARTICLE 10
                                     LIENS
                                     -----

     Tenant shall keep the Premises, Building and Project free from any mechanics' liens, vendors liens or any other liens arising out of any work performed, materials furnished or obligations incurred by Tenant, and Tenant shall defend, indemnify and hold harmless Landlord from and against any such lien, claim, liability or action thereon, together with costs of suit and reasonable attorneys' fees incurred by Landlord in connection with any such lien, claim, liability or action. Before commencing any work of alteration, addition or improvement to the Premises, Tenant shall give Landlord at least ten
(10) business days' written notice of the proposed commencement of such work (to afford Landlord an opportunity to post appropriate notices of non-responsibility) and if required by Landlord with respect to work to be performed by Tenant with a cost in excess of Twenty Thousand Dollars ($20,000) shall secure, at Tenant's own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for said work. In the event that there shall be recorded against the Premises or the Building or the property of which the Premises is a part any claim or lien arising out of any such work performed, materials furnished or obligations incurred by Tenant and such claim or lien shall not be removed or discharged within ten (10) days of filing, Landlord shall have the right but not the obligation to pay and discharge said lien without regard to whether such lien shall be lawful or correct or to require that Tenant deposit with Landlord in cash, lawful money of the United States, one hundred fifty percent (150%) of the amount of such claim, which sum may be retained by Landlord until such claim shall have been removed of record or until judgment shall have been rendered on such claim and such judgment shall have become final, at which time Landlord shall have the right to apply such deposit in discharge of the judgment on said claim and any costs, including attorneys' fees incurred by Landlord, and shall remit the balance thereof to Tenant. If Landlord pays and discharges said lien, then Tenant shall reimburse Landlord for all costs and expenses incurred by Landlord in discharging such lien, including attorneys' fees, within ten (10) days after the date of receipt of Landlord's invoice therefor.

                                  ARTICLE 11
                               PROJECT SERVICES
                               ----------------

     11.1  Building Hours.   Landlord agrees to furnish to the Premises, at its
           --------------
expense, so long as Tenant is not in default hereunder, from 8:00 a.m. to 6:00 p.m. Mondays through Fridays and 9:00 a.m. to 1:00 p.m. on Saturdays, local and national holidays excepted, air conditioning and heat, elevator service, electric current for normal lighting and fractional horsepower for office machines (subject to Article 11.2 hereof) and, on the same floor as the Premises, water for lavatory and drinking purposes, all in such reasonable quantities as in the judgment of Landlord is reasonably necessary for the comfortable occupancy of the Premises. Janitorial and maintenance services will be furnished five (5) days per week. Such janitorial service shall be provided in accordance with standards for comparable class "A" office buildings in the City of E1 Segundo. Tenant shall comply with all rules and regulations which Landlord may reasonably establish for the proper functioning and protection of the air conditioning, heating, elevator, electrical and plumbing systems. Landlord shall not be liable for, and there shall be no rent abatement as a result of, any stoppage, reduction or interruption of any such services caused by governmental rules, regulations or ordinances, riot, strike, labor dispute, breakdowns, accidents, necessary repairs or any other cause. Tenant shall have the right to operate its business in the Premises twenty-four (24) hours per day provided that Tenant shall pay for all utilities and other services utilized by Tenant during non-Building Hours at the standard charges imposed by Landlord from time to time for such utilities or services. Landlord's obligation to render to the Premises the services set forth in this Article 11 is conditional upon the payment by Tenant of all sums due under this Lease, including but not limited to sums which are in dispute.

     11.2   Electricity Use. Landlord shall supply electricity to the Premises
            ---------------
during Building Hours in an amount sufficient to support a peak electrical demand, inclusive of lighting, heating, ventilation and air conditioning and receptacle load ("Peak Demand"), of four (4) watts per rentable square foot in the Premises. Tenant shall not without the prior written consent of Landlord connect computers, office machines or other devices to the electrical system in a manner that would cause the Peak Demand in the Premises to exceed four (4) watts per rentable square foot. If Tenant shall require electric current to support a Peak Demand in excess of four (4) watts per rentable square foot in the Premises, Tenant shall first obtain the written consent of Landlord. Landlord may withhold consent or withdraw consent to an increase in the electrical demand of the Premises if (i) Landlord would be required to modify or increase the electrical capacity of the Building or Project to supply such additional electricity as a result of current or future Tenant needs, or (ii) if as a result of supplying such excess electricity to Tenant, Landlord would be unable to furnish the other current or future tenants in the Project similar electrical capacity as supplied to Tenant. If Landlord consents to Tenant's use of electricity in excess of a Peak Demand of four (4) watts per rentable square foot, Landlord may require an electric current meter to be installed in the Premises to measure the amount of electric current consumed in the Premises. The cost of any such meter and of installation, maintenance and repair thereof shall be paid for by Tenant within ten (10) days after Tenant's receipt of Landlord's invoice therefor.

     Tenant shall pay Landlord for the costs of all electricity supplied to the Premises during Building Hours in excess of a Peak Demand of four (4) watts per rentable square foot at the average rates charged by Landlord's utility supplier together with Landlord's actual administrative charge therefor within thirty
(30) days after receipt of Landlord's invoice. The foregoing shall not be construed as Landlord's consent to Tenant's use of electricity in excess of a Peak Demand of four (4) watts per rentable square foot in the Premises. The costs of electricity furnished to the Premises during Building Hours that does not exceed a Peak Demand of four (4) watts per rentable square foot shall be included as part of Operating Costs. Tenant shall pay Landlord for the cost of electricity supplied to the Premises during non-Building Hours at the average rate charged by Landlord's utility supplier, together with Landlord's actual administrative charge therefor within thirty (30) days after receipt of Landlord's invoice.

     11.3  Heat Generating Machines. If any lights, machines or equipment
           ------------------------
(including but not limited to computers) are used by Tenant in the Premises which materially affect the temperature otherwise maintained by the air conditioning system, or generate substantially more heat in the Premises than would be generated by the building standard lights and usual fractional horsepower office equipment, Landlord shall have the right to install any machinery and equipment which Landlord reasonably deems necessary to restore temperature balance, including but not limited to modifications to the standard air conditioning equipment, and the cost thereof, including the cost of installation and any additional cost of operation and maintenance occasioned thereby, shall be paid by Tenant to Landlord upon demand by Landlord. Landlord shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing.

     11.4  After-Hours HVAC. If Tenant requires heating, ventilation and/or air
           ----------------
conditioning during non-Building Hours, Tenant shall give Landlord such advance notice as Landlord shall reasonably require and shall pay Landlord for such service Landlord's standard charge in effect from time to time for heating, ventilation and air conditioning provided during non-Building Hours.

                                  ARTICLE 12
                              RIGHTS OF LANDLORD
                              ------------------

     Landlord and its agents shall have the right to enter the Premises without prior notice in the event of an emergency or to provide janitorial services, and upon reasonable prior notice at all reasonable times for the purpose of examining or inspecting the same, serving or posting and keeping posted thereon notices as provided by law, or which Landlord deems necessary for the protection of Landlord or the Property, showing the same to prospective tenants or purchasers of the Project, or during the last year of the Lease Term to prospective tenants, and for making such alterations, repairs, improvements or additions to the Premises or to the Project as Landlord may deem necessary or desirable. Landlord and its agents and employees shall not enter Tenant's service center in the Premises without being escorted by an employee of Tenant, except in an emergency. If Tenant shall not be personally present to open and permit an entry into the Premises at any time when such an entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key or may enter forcibly, without liability to Tenant except for any failure to exercise due care for Tenant's property, and without affecting this Lease.

                                  ARTICLE 13
                INDEMNITY, EXEMPTION OF LANDLORD FROM LIABILITY
                -----------------------------------------------

     13.1  Indemnity. Tenant shall indemnify, defend and hold Landlord harmless
           ---------
from and against any and all claims arising out of Tenant's use of the Premises or from the conduct of its business or from any activity, work or thing which may be permitted or suffered by Tenant in or about the Premises and shall further indemnify, defend and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under this Lease or arising from any negligence of Tenant or any of its agents, contractors, employees or invitees, patrons, customers or members and from any and all costs, attorneys' fees, expenses and liabilities incurred in the defense of any claim or any action or proceeding brought thereon, including negotiations in connection therewith. Tenant hereby assumes all risk of damage to property or injury to persons in or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except to the extent caused by the gross negligence or willful misconduct of Landlord.

     13.2  Exemption of Landlord from Liability. Landlord shall not be liable
           ------------------------------------
for injury to Tenant's business, or loss of income therefrom, or for damage that may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees, customers, agents, or contractors, or any other person in, on or about the Premises directly or indirectly caused by or resulting from fire, steam, electricity, gas, water, or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, light fixtures, or mechanical or electrical systems, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Building or from other sources or places and regardless of whether the cause of such damage or injury or the means or repairing the same is inaccessible to Tenant; provided, however, that the foregoing shall not be deemed to waive any claims Tenant may have arising out of the gross negligence or willful misconduct of Landlord. Landlord shall not be liable to Tenant for any damages arising from any act or neglect of any other tenant of the Project.

     Tenant acknowledges that Landlord's election to provide mechanical surveillance or to post security personnel in the Building is solely within Landlord's discretion; Landlord shall have no liability in connection with the decision whether or not to provide such services and Tenant hereby waives all claims based thereon. Landlord shall not be liable for losses due to theft, vandalism, or like causes that result from the failure of any security contractor engaged by Landlord to provide security in accordance with Landlord's contract with such security contractor; provided, however, that the foregoing shall not be deemed to waive any claims Tenant may have arising out of the gross negligence or willful misconduct of Landlord. Tenant shall defend, indemnify, and hold Landlord harmless from any such claims made by any employee, license, invitee, contractor, agent, or other person whose presence in, on or about the

Premises or the Building is attendant to the business of Tenant; except the foregoing indemnity shall not extend to Landlord's gross negligence or willful misconduct.

                                  ARTICLE 14
                                   INSURANCE
                                   ---------

     14.1  Tenant's Insurance. Tenant, shall at all times during the Lease Term,
           ------------------
and at its own cost and expense, procure and continue in force the following insurance coverage: (i) Commercial General Liability Insurance with a combined single limit for bodily injury and property damage of not less than Three Million Dollars ($3,000,000) per occurrence and Five Million Dollars ($5,000,000) in the annual aggregate, including products liability coverage if applicable, covering the use of the Premises and the performance of Tenant of the indemnity agreements set forth in Article 13 hereof; (ii) a policy of standard fire, extended coverage and special extended coverage insurance (all risks), including a vandalism and malicious mischief endorsement and sprinkler leakage coverage (including sprinkler leakage resulting from earthquake) in an amount equal to the full replacement value new without deduction for depreciation of all fixtures, furniture, and leasehold improvements installed by or at the expense of Tenant; and (iii) insurance on all plate or tempered glass in or enclosing the Premises; for the replacement cost of such glass.

     14.2  Form of Policies. The aforementioned minimum limits of policies
           ----------------
shall in no event limit the liability of Tenant hereunder. Such insurance shall name Landlord and such other persons or firms with insurable interests, as Landlord specifies from time to time, as additional insureds with an appropriate endorsement to the policy(s) and shall be with companies having a rating of not less than A-VIII in Best's Insurance Guide. Tenant shall furnish to Landlord, from the insurance companies, or cause the insurance companies to furnish, certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after thirty
(30) days prior written notice to Landlord by the insurer. All such policies shall be endorsed to agree that Tenant's policy is primary and that any insurance covered by Landlord is excess and not contributing with any insurance requirement hereunder. Tenant shall, at least twenty (20) days prior to the expiration of such policies, furnish Landlord with renewals or binders. Tenant agrees that if Tenant does not take out and maintain such insurance or furnish Landlord with renewals or binders, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge Tenant the cost thereof, which amount shall be payable by Tenant upon demand with interest from the date such sums are expended.

     Additionally, Tenant shall maintain Worker's Compensation required by law and shall provide Landlord with evidence of coverage. Said evidence shall be in the form of a certificate of insurance and shall provide for Landlord to receive thirty (30) days notice of cancellation from the insurer.

     14.3  Landlord's Insurance. Landlord shall, at Landlord's expense, procure
           --------------------
and maintain at all times during the Lease Term, a policy or policies of insurance covering loss or damage to the Building in the amount of the full replacement cost new without deduction for depreciation thereof (exclusive of Tenant's trade fixtures, inventory, personal property and equipment), providing protection against all perils included within the classification of fire and extended coverage, vandalism coverage and malicious mischief, sprinkler leakage, water damage, and special extended coverage on building. Additionally, Landlord may (but shall not be required to) carry: (i) Bodily Injury and Property Damage Liability Insurance and/or Excess Liability Coverage Insurance; (ii) Earthquake and/or Flood Damage Insurance; or (iii) Rental Income Insurance at its election or if required by its lender from time to time during the term hereof, in such amounts and with such limits as Landlord or its lender may deem appropriate. The costs of all such insurance shall be included in Insurance Costs.

     14.4  Waiver of Subrogation. The parties release each other and their
           ---------------------
respective authorized representatives from any claims for damage to any person or the Premises, and to the fixtures, personal property, improvements, and alterations of either Landlord or Tenant, in or on the Premises, Building or Project, that are caused by or result from risks insured against under any insurance policies carried by the parties and in force at the time of any such damage. Any policy or policies of fire, extended or similar casualty insurance which either party obtains in connection with the Premises shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent any rights have been waived by the insured prior to the occurrence of injury of loss.

     14.5  Compliance with Law. Tenant agrees that it will not, at any time,
           -------------------
during the Lease Term, carry any stock of goods or do anything in or about the Premises that will in any way tend to increase the insurance rates upon the Building. Tenant agrees to pay Landlord forthwith upon demand the amount of any increase in premiums for insurance against loss by fire that may be charged during the Lease Term on the amount of insurance to be carried by Landlord on the Building resulting from the foregoing, or from Tenant doing any act in or about said Premises that does so increase the insurance rates, whether or not Landlord shall have consented to such act on the part of Tenant. If Tenant installs upon the Premises any electrical equipment which constitutes an overload of electrical lines of the Premises, Tenant shall at its own expense make whatever changes are necessary to comply with requirements of the insurance underwriters and any governmental authority having jurisdiction thereover, but nothing herein contained shall be deemed to constitute Landlord's consent to such overloading. Tenant shall, at its own expense, comply with all requirements of the insurance authority having jurisdiction over the Project necessary for the maintenance of reasonable fire and extended coverage insurance for the Premises, including without limitation thereto, the installation of fire extinguishers or an automatic dry chemical extinguishing system.

                                  ARTICLE 15
                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     Tenant shall not and have no power to, either voluntarily or by operation of law, sell, assign, transfer or hypothecate this Lease, or sublet the Premises or any part thereof, or permit the Premises or any part thereof to be occupied by anyone other than Tenant or Tenant's employees without the prior written consent of Landlord, which consent shall not be unreasonably withheld, subject to compliance with this Article 15. If Tenant is a corporation, limited liability company, unincorporated association or partnership, the sale, assignment, transfer or hypothecation of any stock, membership or other ownership interest in such corporation, limited liability company, association or partnership in the aggregate of fifty percent (50%) or more shall be deemed a prohibited assignment within the meaning and provisions of this Article 15. Tenant may transfer its interest pursuant to this Lease upon the following express conditions:

          (a) That the proposed transferee shall be subject to the prior written consent of Landlord, which consent shall not be unreasonably withheld; provided, however, without limiting the generality of the foregoing, it shall be reasonable for Landlord to deny such consent if any of the following are applicable:

               (i) The use to be made of Premises by the proposed transferee is (a) not generally consistent with the character and nature of all other tenancies in the Building or Project, or (b) a use which conflicts with any so-called "exclusive" then in favor of, or for any use which is the same as that stated in any percentage lease to, another tenant of the Building or Project, or
(c) a use which would be prohibited by any other portion of this Lease (including but not limited to any Rules and Regulations then in effect);

               (ii) The character, moral stability, reputation or financial responsibility of the proposed transferee is not reasonably satisfactory to Landlord or in any event not at least equal to those which were possessed by Tenant as of the date of execution of this Lease;

               (iii) The transferee is either a governmental agency or instrumentality thereof;

               (iv) The proposed transfer would cause Landlord to be in violation of another lease or agreement to which Landlord is a party, or would give an occupant of the Building a right to cancel its lease;

               (v) The terms of the proposed transfer will allow the transferee to exercise a right of renewal, right of expansion, right of first offer, or other similar right held by Tenant (or will allow the transferee to occupy space leased by Tenant pursuant to any such right); or

               (vi) Either the proposed transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed transferee, (i) occupies space in the Project at the time of the request for consent, (ii) is negotiating with Landlord to lease space in the Project at such time, or (iii) has negotiated with Landlord during the six (6) month period immediately preceding the request for consent notice from Tenant.

          (b) That Tenant shall pay Landlord's standard processing fee and reasonable attorneys' fees incurred in connection with the review of the request for consent to transfer, regardless of whether Landlord consents thereto;

          (c) That the proposed transferee shall execute an agreement pursuant to which it shall agree to perform faithfully and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease;

          (d) That an executed duplicate original of said assignment and assumption agreement or other transfer shall be delivered to Landlord within five (5) days after the execution thereof. Such transfer shall not be binding upon Landlord until the delivery thereof to Landlord and the execution and delivery of Landlord's consent thereto. It shall be a condition to Landlord's consent to any subleasing, assignment or other transfer of part or all of Tenant's interest in the Premises (hereinafter referred to as a "Transfer") that
(i) Tenant shall be required to pay Landlord's reasonable attorneys' fees and other costs incurred in connection with the review and execution thereof; (ii) upon Landlord's consent to any Transfer Tenant shall pay and continue to pay as Additional Rent over the term of the sublease or assignment to Landlord fifty percent (50%) of any sums or other economic consideration received by Tenant as a result of such Transfer, whether denominated rentals or otherwise, which exceed (a) the cost of all tenant improvements made by Tenant for the Transferee and amount of all tenant improvement allowances actually provided to and used by the Transferee (amortized over the term of the Transfer), (b) the amount of brokerage fees actually paid by Tenant in connection with the Transfer (amortized over the term of the Transfer), and (c) the sums which Tenant is obligated to pay Landlord under this Lease (pro-rated to reflect obligations allocable to that portion of the Premises subject to such Transfer); (iii) any sublessee of part or all of Tenant's interest in the Premises shall agree that in the event Landlord gives such sublessee notice that Tenant is in default under this Lease, such sublessee shall thereafter make all sublease or other payments directly to Landlord, which will be received by Landlord without any liability whether to honor the sublease or otherwise (except to credit such payments against sums due under this Lease), and any sublessee shall agree to attorn to Landlord or its successors and assigns at their request should this Lease be terminated for any reason, except that in no event shall Landlord or its successors or assigns be obligated to accept such attornment; (iv) any such Transfer and consent shall be effected on forms approved by Landlord and/or its legal counsel; (v) Landlord may require that Tenant not then be in default hereunder in any respect; and (vi) Tenant or the proposed subtenant or assignee shall agree to pay Landlord, upon demand, as additional rent, a sum equal to the additional costs, if any, incurred by Landlord for maintenance and repair as a result of any change in the nature of occupancy caused by such subletting or assignment. If Landlord consents to a requested assignment or sublease, Tenant hereby agrees that (i) it shall thereupon be deemed, automatically and irrevocably to have assigned to Landlord as additional security for the performance and observance of Tenant's obligations and covenants under this Lease, all rent or other sums received or to be received by Tenant in connection therewith and (ii) Landlord as assignee and as attorney-in-fact of Tenant, or a receiver for Tenant whether or not appointed on Landlord's application, may collect such rent or other sums and apply the same toward Tenant's obligations under this Lease. Such power of attorney is a right coupled with an interest and is irrevocable. Notwithstanding the foregoing, Tenant shall have the right to collect such rent and other sums unless and until Tenant commits any act of default hereunder. Tenant hereby agrees and acknowledges that the above conditions imposed upon the granting of Landlord's consent to any proposed Transfer by Tenant are reasonable. If Tenant desires to assign the Lease or sublet the entire Premises, then in lieu of giving such consent, Landlord may, at Landlord's option, elect to terminate this Lease as of the proposed effective date of any proposed assignment or subletting. Any sale, assignment, hypothecation, transfer or subletting of this Lease which is not in compliance with the provisions of this Article 15 shall be void and shall, at the option of Landlord, terminate this Lease. In no event shall the consent by Landlord to an assignment or subletting be construed as relieving Tenant, any assignee, or sublessee from obtaining the express written consent of Landlord to any further assignment or subletting or as releasing Tenant from any liability or obligation hereunder whether or not then accrued and Tenant shall continue to be fully liable therefor. No collection or acceptance of rent by Landlord from any person other than Tenant shall be deemed a waiver of any provision of this
Article 15 on the acceptance of any assignee or subtenant hereunder, or a release of Tenant (or of any successor of Tenant or any subtenant holding theretofore or thereafter accruing);

          (e) Tenant shall not enter into any sublease or assignment in which any of the following is applicable:

               (i) The determination of the amount of rent is expressed in whole or in part as a percentage of the income or profits derived by the tenant or subtenant or assignee from the space leased (other than an amount based on a fixed percentage or percentages of gross receipts or gross sales);

               (ii) More than ten percent (10%) of rent is expressly attributable to personal property, determined at the time the personal property is placed in service and by reference to relative fair market values of the personal and other property of the tenant, subtenant or assignee (and not by reference to any allocation contained in the sublease or assignment documents); or

               (iii) Services are expressly required to be rendered to a tenant or occupant unrelated to subtenant's or assignee's use of the space and primarily for its convenience and which are other than those usually or customarily rendered in connection with the rental of space for occupancy only; and

          (f) In any sublease or assignment in which the amount of rent is determined in whole or in part by reference to the gross sales or receipts of the subtenant or assignee such sublease or assignment shall contain a provision which prohibits subleasing or assigning or if subleasing or assigning is permitted it shall prohibit the tenant or any successor in interest from subleasing all or any portion of its leasehold interest for an amount of rent determined in whole or in part from the income or profits derived by any person from such interest (other than an amount based in a fixed percentage or percentages of receipts or sales).

                                  ARTICLE 16
                             DAMAGE OR DESTRUCTION
                             ---------------------

     Except as provided in Article 9, if the Project is damaged by fire or other insured casualty and the insurance proceeds have been made available therefor by the holder or holders of any mortgages or deeds of trust covering the Premises or the Project, the damage shall be repaired by and at the expense of the Landlord to the extent such insurance proceeds are available therefor and provided such repairs can, in Landlord's opinion, be made within ninety (90) days after the occurrence of such damage without the payment of overtime or other premiums, and until such repairs are completed rent shall be abated in proportion to the part of the Premises which is unusable by Tenant in the conduct of its business (but there shall be no abatement of rent by reason of any portion of the Premises being unusable for a period equal to one (1) day or less). If repairs cannot, in Landlord's opinion, be made within ninety (90) days, Landlord may, at its option, make them within a reasonable time and in such event this Lease shall continue in effect and the rent shall be abated in the manner provided in this Article 16. Landlord's election to make such repairs must be evidenced by written notice to Tenant within thirty (30) days after the learning of the occurrence of the damage. If Landlord elects to make the repairs, Landlord shall accompany its notice of election to Tenant with a good faith estimate of the time period required to substantially complete the repair and restoration of the Premises. If Landlord estimates that the period required to substantially complete the repair and restoration of the Premises is in excess of two hundred ten (210) days, or if the damage and destruction occurs in the last year of the term of the Lease, if the estimated time period to complete the repair and restoration exceeds ninety (90) days, Tenant shall have the right to terminate the Lease by giving written notice of such termination within ten (10) days after the date of Tenant's receipt of Landlord's election and good faith estimate. Tenant's failure to deliver written notice of termination of the Lease within said ten (10) day period shall be deemed Tenant's waiver of such termination right. If Landlord does not so elect within such thirty (30) day period to make such repairs which cannot be made within ninety (90) days, then either party may, by written notice to the other, cancel this Lease as of the date of the occurrence of such damage. A total destruction of the Project shall automatically terminate this Lease. Except as provided in this Article, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business or property arising from such damage or destruction or the making of any repairs, alterations or improvements in or to any portion of the Project or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant understands that Landlord will not carry insurance of any kind for Tenant's furniture, furnishings, fixtures or equipment, and that Landlord shall not be obligated to repair any damage thereto or replace the same. With respect to any damage which Landlord is obligated to repair or elects to repair, Tenant, as a material inducement to Landlord entering into this Lease, irrevocably waives and releases its rights under the provisions of Sections 1932(2) and 1933(4) of the California Civil Code.

                                  ARTICLE 17
                                 SUBORDINATION
                                 -------------

     This Lease is subject and subordinate to any mortgage or deed of trust that may now or hereafter encumber the Project, and to all renewals, modifications, consolidations, replacements, and extensions thereof. This clause shall be self-operative and no further instrument of subordination need be required by any mortgagee or beneficiary; provided that any such mortgagee or beneficiary may elect to make this Lease superior to such mortgage or deed of trust by written instrument delivered to Tenant. In confirmation of such subordination, however, Tenant shall, within five (5) days after Landlord's request, execute any certificate or instrument evidencing such subordination that Landlord or its lender may request. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate or instrument for and on behalf of Tenant. In the event of the enforcement by the mortgagee or beneficiary under any such mortgage or deed of trust of the remedies provided for by law or by such mortgage or deed of trust, Tenant will, at the option of any person or party succeeding to the interest of Landlord as a result of such enforcement, attorn to and automatically become the Tenant of such successor-in-interest without change in the terms or other provisions of this Lease; provided, however, that such successor-in-interest shall not be bound by (a) any payment of rent or additional rent for more than one (1) month in advance, except advance rental payments expressly provided for in this Lease; (b) any modification to this Lease made without the written consent of such mortgagee or beneficiary or such successor-in-interest; (c) liable for any act or omission of Landlord; or (d) subject to any offset or defense arising prior to the date such successor-in-interest acquired title to the Project or Building. Upon request by any mortgagee or beneficiary, Tenant shall execute and deliver an instrument or instruments confirming the attornment provided for herein.

                                  ARTICLE 18
                                EMINENT DOMAIN
                                --------------

     If the whole of the Premises or so much thereof as to render the balance unusable by Tenant shall be taken under power of eminent domain, or is sold, transferred or conveyed in lieu thereof, this Lease shall automatically terminate as of the date of such condemnation, or as of the date possession is taken by the condemning authority, at Landlord's option. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and fixtures belonging to Tenant and removable by Tenant at the expiration of the term hereof as provided hereunder or for the interruption of, or damage to, Tenant's business. In the event of a partial taking, or a sale, transfer or conveyance in lieu thereof, which does not result in a termination of this Lease, the rent shall be apportioned according to the ratio that the part of the Premises remaining useable by Tenant bears to the total area of the Premises.

                                  ARTICLE 19
                                    DEFAULT
                                    -------

     Each of the following acts or omissions of Tenant or of any guarantor of Tenant's performance hereunder, or occurrences, shall constitute an "Event of Default":

          (a) Failure or refusal to pay Basic Rental, Additional Rent [Article 3] or any other amount provided hereunder within three (3) calendar days after the same becomes due or payable hereunder; said three (3) day period shall be in lieu of, and not in addition to, the notice requirements pertaining to the unlawful detainer statutes (i.e. C.C.P. (S)(S) 1161, 1161.1(a)-(e));

          (b) Failure to perform or observe any other covenant or condition of this Lease to be performed or observed within thirty (30) days following written notice to Tenant of such failure. Such thirty (30) day notice shall also constitute any notice required under Section 1161 of the California Code of Civil Procedure;

          (c) Abandonment or vacating or failure to accept tender of possession of the Promises or any significant portion thereof;

          (d) The taking in execution or by similar process or law (other than by eminent domain) of the estate hereby created;

          (e) To the extent permitted by law, the filing by Tenant or any guarantor hereunder in any court pursuant to any statute of a petition in bankruptcy or insolvency or for reorganization or arrangement of for the appointment of a receiver of all or a portion of Tenant's property; the filing against Tenant or any guarantor hereunder of any such petition, or the commencement of a proceeding for the appointment of a trustee, receiver or liquidator for Tenant, or for any guarantor hereunder, or of any of the property of either, or a proceeding by any governmental authority for the dissolution or liquidation of Tenant or any guarantor hereunder, if such proceeding shall not be dismissed or trusteeship discontinued within thirty (30) days after commencement of such proceeding or the appointment of such trustee or receiver; or the making by Tenant or any guarantor hereunder of an assignment for the benefit of creditors. Tenant hereby stipulates to the lifting of the automatic stay in effect and relief from such stay for Landlord in the event Tenant files a petition under the United States Bankruptcy laws, for the purpose of Landlord pursuing its rights and remedies against Tenant and/or a guarantor of this Lease; and

          (f) Tenant's failure to cause to be released any mechanics liens filed against the Premises or the Project within twenty (20) days after the date the same shall have been filed or recorded.

                                  ARTICLE 2O
                                   REMEDIES
                                   --------

          (a) In the event of a breach of or default under this Lease as provided in Article 19 hereof, Landlord may exercise all of its remedies as may be permitted by law, including but not limited to the remedy provided by
Section 1951.4 of the California Civil Code, and including, terminating this Lease, reentering the Premises and removing all persons and property therefrom, which property may be stored by Landlord at a warehouse or elsewhere at the risk, expense and for the account of Tenant. If Landlord elects to terminate this Lease, Landlord shall be entitled to recover from Tenant the aggregate of all amounts permitted by law, including but not limited to, the cost of recovering the Premises and including (i) the worth at the time of award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of events would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in (i) and (ii) above is computed by allowing interest at the rate often percent (10%) per annum. The "worth at the time of award" of the amount referred to in (iii) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Further, Tenant shall be liable for the unamortized portion of all leasing commissions paid by or owing by Landlord arising from this Lease and any extensions thereof.

          (b) Nothing in this Article 20 shall be deemed to affect Landlord's right to indemnification for liability or liabilities arising prior to the termination of this Lease for personal injuries or property damage under the indemnification clause or clauses contained in this Lease.

          (c) Notwithstanding anything to the contrary set forth herein, Landlord's re-entry to perform acts of maintenance or preservation of or in connection with efforts to relet the Premises or any portion thereof, or the appointment of a receiver upon Landlord's initiative to protect Landlord's interest under this Lease shall not terminate Tenant's right to possession of the Premises or any portion thereof and, until Landlord does elect to terminate this Lease, this Lease shall continue in full force and effect and Landlord shall enforce all of Landlord's rights and remedies hereunder including, without limitation, the right to recover from Tenant as it becomes due hereunder all Basic Rental, Additional Rent and other charges required to be paid by Tenant under the terms hereof.

          (d) All rights, powers and remedies of Landlord hereunder and under any other agreement now or hereafter in force between Landlord and Tenant shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Landlord by law, and the exercise of one or more rights or remedies shall not impair Landlord's right to exercise any other right or remedy.

          (e) Any amount due from Tenant to Landlord hereunder which is not paid within ten (10) days of when due shall bear interest at the lower of eighteen percent (18%) per annum or the maximum lawful rate of interest from the due date until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease. In addition to such interest: (a) if Basic Rental is not paid within five (5) days after the same is due, a late charge equal to one and one half percent (1 1/2%) of the amount overdue or One Hundred Dollars ($100), whichever is greater, shall be assessed and shall accrue for each calendar month or part thereof until such rental, including the late charge, is paid in full, which late charge Tenant hereby agrees is a reasonable estimate of the damages Landlord shall suffer as a result of Tenant's late payment and (b) an additional charge of Twenty-five Dollars ($25) shall be assessed for any check given to Landlord by or on behalf of Tenant which is not honored by the drawee thereof; which damages include Landlord's additional administrative and other costs associated with such late payment and unsatisfied checks and the parties agree that it would be impracticable or extremely difficult to fix Landlord's actual damage in such event. Such charges for interest and late payments and unsatisfied checks are separate and cumulative and are in addition to and shall not diminish or represent a substitute for any or all of Landlord's rights or remedies under any other provision of this Lease.

          (f) Tenant shall be liable for any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom.

                                  ARTICLE 21
                        TRANSFER OF LANDLORD'S INTEREST
                        -------------------------------

     Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Project and any other property referred to herein, and in such event and upon such transfer (any such transferee to have the benefit of, and be subject to, the rights and obligations of Landlord hereunder), Landlord shall be released from any further obligations hereunder and Tenant agrees to look solely to such successor-in-interest of Landlord for the performance of such obligations.

                                  ARTICLE 22
                                    BROKERS
                                    -------

     Each party represents and warrants to the other party that it has not had dealings in any manner with any real estate broker, finder or other person with respect to the Premises and the negotiation and execution of this Lease except CB Commercial Real Estate Group, Inc. and Cushman Realty Corporation. Except as to commissions and fees to be paid as provided in this Article 22, Tenant shall indemnify, defend and hold harmless Landlord from all damage, loss, liability and expense (including attorneys' fees and related costs) arising out of or resulting from any claims for commissions or fees that may or have been asserted against Landlord by any broker, finder or other person with whom Tenant has or purportedly has dealt with in connection with the Premises and the negotiation and execution of this Lease. Landlord shall pay broker leasing commissions to CB Commercial Real Estate Group, Inc. in connection with the negotiation and execution of this Lease pursuant to a separate agreement. Landlord and Tenant agree that Landlord shall not be obligated to pay any broker leasing commissions, consulting fees, finder fees or any other fees or commissions arising out of or relating to any extended term of this Lease or to any expansion or relocation of the Premises at any time.

                                  ARTICLE 23
                                    PARKING
                                    -------

     Tenant shall be entitled to use of the number of parking passes set forth in Article 1.9. of Basic Lease Provisions. Tenant shall pay the monthly parking charge in effect from time to time for the use of such parking passes at the rate set forth in Article 1.10 of the Basic Lease Provisions. Landlord's current monthly rate for use of the parking passes is Forty-five Dollars ($45) per parking pass per month. Such parking shall be available upon terms and conditions to be established from time to time by Landlord or Landlord's operator of such parking facilities, but Landlord does not warrant or represent that the parking will continue to be available if Tenant does not use such parking spaces continuously from the commencement of the term of this Lease. Tenant agrees not to overburden the parking facility and agrees to cooperate with Landlord's other tenants in the use of the parking facilities. Landlord reserves the right to determine, in its absolute discretion, whether the parking facilities are becoming overburdened and allocate assigned parking spaces among Tenant and the other tenants. All visitor parking shall be in parking areas designated by Landlord upon terms and conditions to be established from time to time by Landlord or Landlord's operator of such parking facilities.

                                  ARTICLE 24
                                    WAIVER
                                    ------

     No waiver by Landlord of any provision of this Lease shall be deemed to be a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. No provision of this Lease may be waived, except by an instrument in writing executed by the waiving party. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant, whether or not similar to the act so consented to or approved. No act or thing done by Landlord or Landlord's agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord. Any payment by Tenant or receipt by Landlord of an amount less than the total amount then due hereunder shall be deemed to be in partial payment only thereof and not a waiver of the balance due or an accord and satisfaction, notwithstanding any statement or endorsement to the contrary on any check or any other instrument delivered concurrently therewith or in reference thereto. Accordingly Landlord may accept any such amount and negotiate any such check without prejudice to Landlord's right to recover all balances due and owing and to pursue its other rights against Tenant under this Lease, regardless of whether Landlord makes any notation on such instrument of payment or otherwise notifies Tenant that such acceptance or negotiation is without prejudice to Landlord's rights.

                                  ARTICLE 25
                             ESTOPPEL CERTIFICATE
                             --------------------

     Tenant shall, at any time and from time to time, upon not less than ten
(10) days' prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying the following information, (but not limited to the following information in the event further information is requested by Landlord): (i) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as modified, is in full force and effect); (ii) the dates to which the rental and other charges are paid in advance, if any; (iii) the amount of Tenant's Security Deposit, if any; (iv) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, and no events or conditions then in existence which, with the passage of time or notice or both, would constitute a default on the part of Landlord hereunder, or specifying such defaults, events or conditions, if any are claimed; and (v) such other information regarding the Lease as may be requested by Landlord. It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property. Tenant's failure upon Landlord's reasonable request to deliver such statement within such time shall, at the option of Landlord, constitute a default under this Lease. Furthermore, Tenant's failure to deliver such statement within such time shall constitute an admission by Tenant that all statements contained therein are true and correct. Tenant agrees to execute all documents required in accordance with this Article 25 within ten (10) days after delivery of said documents and the failure to execute such documents within ten
(10) days shall entitle Landlord to execute such documents on behalf of Tenant as Tenant's attorney-in-fact. Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead to execute such documents pursuant to this Article.

                                  ARTICLE 26
                             LIABILITY OF LANDLORD
                             ---------------------

     The liability of Landlord, any agent of Landlord, or any of the respective officers, directors, shareholders, or employees to Tenant for or in respect of any default by Landlord under the terms of this Lease or in respect of any other claim or cause of action shall be limited to the interest of Landlord in the Project. Tenant agrees to look solely to Landlord's interest in the Project for the recovery and satisfaction of any judgment against Landlord, and any agent of the Landlord, or any of their respective officers, directors, shareholders and employees.

                                  ARTICLE 27
                             INABILITY TO PERFORM
                             --------------------

     This Lease and the obligations of Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of unavailability of materials, strike or other labor troubles or any other cause previously or at such time beyond the reasonable control of anticipation of Landlord.

                                  ARTICLE 28
                                HAZARDOUS WASTE
                                ---------------

     28.1  Environmental Law Compliance. During the term of this Lease, Tenant
           ----------------------------
shall comply with all Environmental Laws and Environmental Permits (each as defined in Article 28.4 hereto applicable to the operation or use of the Premises, will cause all other persons occupying or using the Premises to comply with all such Environmental Laws and Environmental Permits, and will immediately pay or cause to be paid all costs and expenses incurred by reason of such compliance.

     28.2  Prohibition. Tenant shall not generate, use, treat, store, handle,
           -----------
release or dispose of, or permit the generation, use, treatment, storage, handling, release or disposal of Hazardous

Materials (as defined in Article 28.4 hereof) by Tenant's employees, agents, contractors or invitees on the Premises, or the Project, or transport or permit the transportation of Hazardous Materials by Tenant's employees, agents, contractors or invitees to or from the Premises or the Project except for (i) limited quantities used or stored at the Premises and required in connection with the routine operation and maintenance of the Premises and (ii) the use and storage of fuel for Tenant's emergency generator (described in Article 33), and then only in compliance with all applicable Environmental Laws and Environmental Permits. Fuel for Tenant's emergency generator shall be stored in an above ground storage tank in a location in the parking structure of the Project designated by Landlord. The storage tank shall be double-lined, vented and shall be equipped with leak detection alarms. Plans and specifications for the storage tank shall be subject to the prior written approval of Landlord. Tenant shall obtain all necessary permits from the City of E1 Segundo, the South Coast Air Quality Management District, State of California and any and all other governmental agencies for the construction, use and operation of the storage tank. Tenant shall provide Landlord with copies of its Hazardous Materials Data Sheet filed with the City of El Segundo and any other permits required for the construction, use and operation of the storage tank. Tenant shall pay directly to the taxing authority any taxes or fees imposed upon Tenant's construction, maintenance, use and operation of the storage tank. Prior to the expiration or earlier termination of the Lease, and at Tenant's cost and expense, Tenant shall remove its storage tank from the Project's parking structure in accordance with all applicable laws and regulations and shall restore the area to the condition that existed prior to the installation of the storage tank in accordance with all applicable laws, ordinances, codes and regulations in effect as of the date of such restoration.

     28.3  Indemnity. Tenant agrees to defend, indemnify and hold harmless
           ---------
Landlord from and against all obligations (including removal and remedial actions), losses, claims, suits, judgments, liabilities, penalties, damages (including consequential and punitive damages), costs and expenses (including attorneys' and consultants' fees and expenses) of any kind or nature whatsoever that may at any time be incurred by, imposed on or asserted against Landlord directly or indirectly based on, or arising or resulting from (a) the actual or alleged presence of Hazardous Materials on the Project which is caused or permitted by Tenant or its employees, agents, contractors or invitees in the manner described in Article 28.2, and (b) any Environmental Claim relating in any way to Tenant's operation or use of the Premises (the "Hazardous Materials Indemnified Matters"). The provisions of this Article 28 shall survive the expiration or sooner termination of this lease.

     28.4  Definitions. As used herein, the following terms shall have the
           -----------
following meanings: "Hazardous Materials" means (i) petroleum or petroleum products, natural or synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and radon gas; (ii) any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any applicable Environmental Law; and (iii) any other substance exposure to which is regulated by any governmental authority. "Environmental Law(s)" means any federal, state or local statute, law, role, regulation, ordinance, code, policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C.
(S)(S) 9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C.
            -- ---
(S)(S) 6901 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C.
            -- ---
(S)(S) 1801 et seq.; the Clean Water Act, 33 U.S.C. (S)(S) 1251 et seq.; the
            -- ---                                              -- ---
Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601 et seq.; the Clean Air
                                                    -- ---
Act, 42 U.S.C. (S)(S) 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C.
                           -- ---
(S)(S) 300f et seq.; the Atomic Energy Act, 42 U.S.C. (S)(S)2011 et seq.; the
            -- ---                                               -- ---
Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. (S)(S) 136 et seq.;
                                                                        -- ---
the Occupational Safety and Health Act, 29 U.S.C. (S)(S) 651 et seq.
                                                             -- ---
"Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations, proceedings, Consent orders or consent agreements relating in any way to any Environmental Law or any Environmental Permit, including without limitation (i) any and all Environmental Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental law and (ii) any and all Environmental Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment. "Environmental Permits" means all permits, approvals, identification numbers, licenses and other authorizations required under any applicable Environmental Law.

                                  ARTICLE 29
                  SURRENDER OF PREMISES: REMOVAL OF PROPERTY
                  ------------------------------------------

     29.1  No Merger. The voluntary or other surrender of this Lease by Tenant
           ---------
to Landlord, or a mutual termination hereof, shall not work a merger, and shall at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies affecting the Premises.

     29.2  Surrender. Upon the expiration of the Lease Term, or upon any earlier
           ---------
termination of this Lease, Tenant shall quit and surrender possession of the Premises to Landlord in as good order and condition as the same are now and hereafter may be improved by Landlord or Tenant, reasonable wear and tear, repairs which are Landlord's obligation, acts of God, casualty, condemnation, Hazardous Materials which are not placed, stored, used, disposed or released by Tenant or its employees, agents, contractors or invitees in or about the Premises, and alterations, additions or improvements which are not required to be removed from the Premises pursuant to Article 9 hereof excepted, and shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, all furniture, equipment, business and trade fixtures, free-standing cabinet work, moveable partitioning and other articles of personal property owned by Tenant or installed or placed by Tenant at its own expense in the Premises, and all similar articles of any other persons claiming under Tenant unless Landlord exercises its option to have any subleases or subtenancies assigned to it, and Tenant shall repair all damage to the Premises resulting from the installation and removal of such items to be removed and restore such areas to the condition that existed prior to the installation thereof in accordance with all applicable laws, statutes, building codes and regulations in effect as of the date of such repair and restoration.

     29.3  Disposition of Personal Property. Whenever Landlord shall reenter the
           --------------------------------
Premises as provided in Article 12 hereof, or as otherwise provided in this Lease, any property of Tenant not removed by Tenant upon the expiration of the Lease Term (or within forty-eight (48) hours after a termination by reason of Tenant's default), as provided in this Lease, shall be considered abandoned and Landlord may remove any or all of such items and dispose of the same in any manner or store the same in a public warehouse or elsewhere for the account and at the expense and risk of Tenant, and if Tenant shall fail to pay the cost of storing any such property after it has been stored for a period of ninety (90) days or more, Landlord may sell any or all of such property at public or private sale, in such manner and at such times and places as Landlord, in its sole discretion, may deem proper, without notice or to demand upon Tenant, for the payment of all or any part of such charges or the removal of any such property, and shall apply the proceeds of such sale: first, to the cost and expense of such sale, including reasonable attorneys' fees for services rendered; second, to the payment of the cost of or charges for storing any such property; third, to the payment of any other sums of money which may then or thereafter be due to Landlord from Tenant under any of the terms hereof; and fourth, the balance, if any, to Tenant.

     29.4  Removal of Alterations. All fixtures, equipment, alterations,
           ----------------------
additions, improvements and/or appurtenances attached to or built into the Premises prior to or during the Lease Term, whether by Landlord or Tenant and whether at the expense of Landlord or Tenant, or of both, shall be and remain part of the Premises and shall not be removed by Tenant at the end of the Lease Term unless otherwise expressly provided for in this Lease or unless such removal is required by Landlord pursuant to the provisions of Article 9 above. Such fixtures, equipment, alterations, additions, improvements and/or appurtenances shall include but not be limited to: all floor coverings, drapes, paneling, built-in cabinetry, molding, doors, vaults (including vault doors), plumbing systems, electrical systems, lighting systems, silencing equipment, communication systems, all fixtures and outlets for the systems mentioned above and for all telephone, radio, telegraph and television purposes, and any special flooring or ceiling installations. Landlord may require Tenant to remove at the expiration of the Lease Term any alterations, additions or improvements made by Tenant to the Premises for which Tenant did not obtain Landlord's approval or if such consent was not required under Article 9, for which Tenant did not give Landlord written notice pursuant to Article 9. For purposes of this Lease, it shall be conclusively presumed that any alteration, addition or improvement located in the Premises at the expiration of the Lease Term which Landlord did not approve or for which Landlord did not receive notice in accordance with Article 9 may be required to be removed by Landlord. If Landlord requires such removal, Tenant shall either (i) remove the alteration, addition, or improvement, repair all damage to the Premises resulting from such removal and restore the area where the removal occurred to the condition that existed upon completion of the Tenant Building Standard Work in accordance with all applicable laws, statutes, building codes and regulations in effect as of the date of such repair and restoration or (ii) Tenant shall reimburse Landlord for the cost of performing the removal, repair and restoration referenced in clause (i) above within thirty (30) days after the date of Landlord's invoice therefor. The foregoing obligation of Tenant shall survive the expiration or earlier termination of the Lease.

     29.5  Notice. Tenant shall, at least ninety (90) days before the last day
           ------
of the Lease Term hereof, give to Landlord a written notice of intention to surrender the Premises on that date, but Tenant's failure to give such notice shall not be construed as an extension of the Lease Term hereof or as consent of Landlord to any holding over by Tenant.

     29.6  Personal Property Lien Waiver. Upon Tenant's written request in
           -----------------------------
connection with a loan agreement or equipment lease by and between Tenant and a third party lender ("Lender") who obtains a security interest in personal property or equipment owned by or leased to Tenant ("Equipment"), Landlord agrees to execute a personal property lien waiver in favor of such Lender in form and content reasonably acceptable to Landlord, waiving and relinquishing any right, title, interest or lien Landlord may have in the Equipment. Such personal property lien waiver (i) shall not be recorded and (ii) shall not restrict Landlord's rights under Article 29.3 hereof to remove the Equipment from the Premises if not removed prior to the expiration or termination of the Lease. Subject to Tenant's consent, the personal property lien waiver shall permit Lender to enter the Premises at any time during the Lease Term to remove the Equipment subject to (a)prior notice to Landlord, (b) compliance with the Project's rules and regulations, (c) the Lender's agreement to repair any damage to the Premises or Project caused by such removal and (d) the Lender's agreement to indemnify Landlord, its agents and employees for any personal injury or property damage arising from the Lender's activities on the Project. Landlord will agree pursuant to such personal property lien waiver to give Lender written notice of any termination of the Lease at the same time such notice is given to Tenant to the person and address designated by such Lender in written notice to Landlord.

                                  ARTICLE 30
                                 MISCELLANEOUS
                                 -------------

     30.1  Mortgage Protection. Upon any default on the part of Landlord, Tenant
           -------------------
shall give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with an address for receiving notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default (which in no event shall be less than ninety (90) days), including time to obtain possession of the Premises by power of sale or judicial foreclosure if such should prove necessary to effect a cure. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of monthly rent more than one (1) month in advance without the prior written, consent of each such lender. Tenant waives the collection of any security deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s) deed of trust unless the lender(s) or such purchaser shall have actually received and not re-funded the security deposit. Tenant agrees to make all payments under the Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Landlord.

     30.2  Recording. Neither Landlord nor Tenant shall record this Lease or a
           ---------
short form memorandum thereof without the consent of the other.

     30.3    Financial Statements. At any time during the term of this Lease,
             --------------------
 but not more than twice in any calendar year, Tenant shall, upon ten (10) days' prior written notice from Landlord in connection with a proposed sale or financing of the Project, provide Landlord with a current financial statement and financial statements of the two (2) years prior to the year of the current financial statement. If such is the normal practice of Tenant, such statements shall be prepared in accordance with generally accepted accounting principles and shall be audited by an independent certified public accountant.

     30.4    Severability: Entire Agreement. Any provision of this Lease which
             ------------------------------
shall prove to be invalid, void, or illegal shall in no way affect, impair or invalidate any other provision hereof and any such other provisions shall remain in full force and effect. This Lease and the Exhibits constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or supplemented except by an agreement in writing signed by the parties hereto or their successor in interest. This Lease shall be governed by and construed in accordance with the laws of the State of California.

     30.5    Attorneys' Fees.
             ---------------

             (a) If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of or under this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees in such suit and such attorneys' fees shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

             (b) Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant covenants to indemnify, defend and hold Landlord harmless from any judgment, claim or liability rendered against Landlord or the Premises or any part thereof and from all costs and expenses, including reasonable attorneys' fees incurred by Landlord in connection with such litigation.

             (c) Reasonable attorneys' fees shall include fees for services rendered prior to the commencement of any such action or litigation and, when legal services are rendered by an attorney at law who is an employee of a party, shall be determined as to amount, including overhead, by consideration of the same factors, including but not limited by, the importance of the matter, time applied, difficulty and results, as are considered when an attorney not in the employ of a party is engaged to render such service.

     30.6    Time of Essence. Each of Tenant's covenants herein is a condition
             ---------------
and time is of the essence with respect to the performance of every provision of this Lease and the strict performance of each shall be a condition precedent to Tenant's right to remain in possession of the Premises or to have this Lease continue in effect.

     30.7    Headings. The article headings contained in this Lease are for
             --------
convenience only and do not in any way limit or amplify any term or provision hereof. The terms "Landlord" and "Tenant" as used herein shall include the plural as well as the singular, the neuter shall include the masculine and feminine genders and the obligations herein imposed upon Tenant shall be joint and several as to each of the persons, firms or corporations of which Tenant may be composed.

     30.8    Reserved Area. Tenant hereby acknowledges and agrees that the
             -------------
exterior walls of the Premises and the area between the furnished ceiling of the Premises and the slab of the floor of the Building thereabove have not been demised hereby and the use thereof together with the right to install, maintain, use, repair and replace pipes, ducts, conduits and wires leading through, under or above the Premises in locations which will not materially interfere with Tenant's use of the Premises and serving other parts of the Project are hereby excepted and reserved unto Landlord.

     30.9    No Option. The submission of this Lease by Landlord, its agent or
             ---------
representative for examination or execution by Tenant does not constitute an option or offer to lease the Premises upon the terms and conditions contained herein or a reservation of the Premises in favor of Tenant, it being intended hereby that this lease shall only become effective upon the execution hereof by Landlord and delivery of a fully executed counterpart hereof to Tenant.

     30.10   Use of Project Name; Improvements. Tenant shall not be allowed to
             ---------------------------------
use the name, picture or representation of the Project, or words to that effect, in connection with any business carried on in the Premises or otherwise (except as Tenant's address) without the prior written consent of Landlord. In the event that Landlord undertakes any additional improvements on the real property including but not limited to new construction or renovation or additions to the existing improvements, Landlord shall not be liable to Tenant for any noise, dust, vibration or interference with access to the Premises or disruption in Tenant's business caused thereby and rental hereunder shall under no circumstances be abated.

     30.11   Rules and Regulations. Tenant shall observe faithfully and comply
             ---------------------
strictly with the Rules and Regulations attached to this Lease as Exhibit "B" and made a part hereof, and such other rules and regulations as Landlord may from time to time reasonably adopt for the safety, care and cleanliness of the Project, the facilities thereof, or the preservation of good order therein. Landlord shall not be liable to Tenant for violation of any such Rules and Regulations, or for the breach of any covenant or condition in any lease by any other tenant in the Project. A waiver by Landlord of any Rule or Regulation for any other tenant shall not constitute nor be deemed a waiver of the Rule or Regulation for this Tenant.

     30.12   Quiet Possession. Upon Tenant's paying the Basic Rental, Additional
             ----------------
Rent and other sums provided hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all of the provisions of this Lease.

     30.13   Additional Rent. All amounts which Tenant is required to pay
             ---------------
hereunder (other than Basic Rental) and all damages, costs and expenses which Landlord may incur by reason of any default by Tenant shall be deemed to be "Additional Rent" hereunder, whether or not described or designated as such. Upon Tenant's non payment of any Additional Rent, Landlord shall have all the rights and remedies with respect thereto as Landlord has for the non-payment of Basic Rental.

     30.14   Intentionally Omitted.
             ---------------------

     30.15   Successors and Assigns. Subject to the provisions of Article 15
             ----------------------
hereof, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

     30.16   Notices. Any notice required or permitted to be given hereunder
             -------
shall be in writing and may be given by personal service evidenced by a signed receipt or sent by registered or certified mail, return receipt requested, addressed to Tenant at the Premises or to Landlord at the address of the place from time to time established for the payment of rent and which shall be effective upon proof of delivery. Either party may by notice to the other specify a different address for notice purposes except that, upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for notice purposes. A copy of all notices to be given to Landlord hereunder shall be concurrently transmitted by Tenant to such party hereafter designated by notice from Landlord to Tenant. Any notices sent by Landlord regarding or relating to eviction procedures, including without limitation Three Day Notices, may be sent by regular mail.

     30.17   Intentionally Omitted.
             ---------------------

     30.18   Right of Landlord to Perform. All covenants and agreements to be
             ----------------------------
performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue beyond any applicable period of notice set forth in this Lease, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as is in this Lease provided. All sums so paid by Landlord and all reasonable incidental costs, together with interest thereon at the rate of ten percent (10%) per annum from the date of such payment by Landlord, shall be payable to Landlord on demand and Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of the rent.

     30.19   Access, Changes in Project, Facilities, Name.
             --------------------------------------------

             (a) Every part of the Project except the inside surfaces of all walls, windows and doors bounding the Premises (including exterior building walls, core corridor walls and doors and any core corridor entrance), and any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other building facilities, and the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, decoration and repair, are reserved to Landlord.

             (b) Tenant shall permit Landlord to install, use and maintain pipes, ducts and conduits within the walls, bearing columns and ceilings of the Premises.

             (c) Landlord reserves the right, without incurring any liability to Tenant therefor, to make such changes in or to the Building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, stairways and other improvements thereof, as it may deem necessary or desirable; provided, however, that Landlord shall not unreasonably interfere with Tenant's access to the Premises and shall use reasonable efforts to avoid any unreasonable interference with Tenant's business during such period of construction.

             (d) Landlord may adopt any name for the Project and Landlord reserves the right to change the name or address of the Building at any time.

     30.20   Corporate Authority. Tenant shall provide Landlord, concurrently
             -------------------
with execution of this Lease with a copy of a resolution of the Board of Directors of Tenant or other evidence reasonably satisfactory to Landlord showing that the persons executing this Lease on behalf of Landlord are authorized to do so and that this Lease is binding upon Tenant in accordance with its terms. The copy of the resolution shall be duly certified by the secretary or an assistant secretary of the corporation to be a true copy of a resolution duly adopted by the Board of Directors of Tenant.

     30.21   Identification of Tenant.
             ------------------------

             (a) If more than one person executes this Lease in their individual capacity as Tenant, (i) each of them shall be jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions and provisions of this Lease to be kept, observed and performed by Tenant, (ii) the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally, and (iii) the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

             (b) If Tenant is a partnership (or is comprised of two or more persons, individually and as co-partners of a partnership) or if Tenant's interest in this Lease shall be assigned to a partnership (or to two or more persons, individually and as co-partners of a partnership) pursuant to Article 15 hereof (any such partnership and such persons hereinafter referred to in this Article 30.21 as "Partnership Tenant"), the following provisions of this Lease shall apply to such Partnership Tenant:

                   (i) The liability of each of the parties comprising Partnership Tenant shall be joint and several.

                   (ii) Each of the parties comprising the Partnership Tenant hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Premises to the Landlord, and by notices, demands, requests or other communication which may hereafter be given, by Partnership Tenant or any of the parties comprising Partnership Tenant.

                   (iii) Any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such parties and shall be binding upon Partnership Tenant and all such parties.

                   (iv) If Partnership Tenant admits new partners, all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

                   (v) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and, upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner shall assume performance of all of the terms, covenants and conditions of this Lease on Partnership Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall violate the provisions of clause (iv) of this Article 30.21 or relieve any such new partner of his obligations thereunder).

     30.22   Building Codes. Any and all costs attributable to or related to the
             --------------
applicable building codes of the City of E1 Segundo (or any other authority having jurisdiction over the Project) arising from Tenant's non-Building standard improvements or any alterations, additions or improvements made by Tenant after the completion of the Tenant Building Standard Work shall be paid by Tenant at its sole cost and expense.

     30.23   Transportation and Energy Management. Tenant shall fully comply
             ------------------------------------
with all present and future programs intended to manage parking, transportation, traffic, energy or any other programs affecting the Project.

     30.24   Exhibits. The Exhibits attached hereto are incorporated herein by
             --------
this reference as if fully set forth herein.

     30.25   Waiver of Jury Trial. LANDLORD AND TENANT HEREBY KNOWINGLY,
             --------------------
VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LEASE OR ANY DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER PARTIES ARISING OUT OF OR RELATED IN ANY MANNER WITH THE PREMISES (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS LEASE OR ANY CLAIMS OR DEFENSES ASSERTING THAT THIS LEASE WAS FRAUDULENTLY INDUCED OR OTHERWISE VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR LANDLORD TO ENTER INTO AND TO ACCEPT THIS LEASE.

                                  ARTICLE 31
                               OPTION TO EXTEND
                               ----------------

     31.1    Grant of Option. Landlord hereby grants to Tenant one (1) option
             ---------------
(the "Option") to extend the initial Term of the Lease ("Initial Term") for an additional five (5) years (the "Option Term") upon and subject to the terms and conditions set forth in this Lease. Tenant shall have no right to extend the Initial Term except as provided herein. The Option shall be personal to Pilot Network Services, Inc. and shall not be transferable or assignable to any assignee of the Lease. The Option shall be exercised, if at all, by Tenant's delivery of written notice of exercise to Landlord no later than nine (9) months nor earlier than twelve (12) months prior to the expiration date of the Initial Term. The Basic Rental to be paid during the Option Term shall be the Prevailing Market Rental, as hereinafter defined. As used herein, the term "Prevailing Market Rental" shall mean the rental and all other monetary payments and escalations that Landlord could obtain from a third party tenant comparable to Tenant desiring to lease the Premises for the Option Term, taking into account the age of the Project, the size of the Premises, the location and floor levels of the Premises, the quality of construction of the Project, the services provided under the terms of the Lease, the rental and brokers commissions then being paid for the renewal of leases of space comparable to the Premises in the City of E1 Segundo and all other factors that would be relevant to a third party in determining the rental such party would be willing to pay to lease the Premises for the Option Term; provided, however, that in no event shall the determination of the Prevailing Market Rental be affected by the absence of a tenant improvement allowance or free rent period for the Option Term and in no event shall the Prevailing Market Rental be less than the Basic Rental payable by Tenant to Landlord at the expiration of the Initial Term. If (i) Tenant is in default under any of the terms, covenants, or conditions of this Lease or (ii) Tenant does not occupy all of the Premises, either at the time Tenant exercises the Option or at any time thereafter prior to the commencement date of the Option Term (the "Option Commencement Date"), then in each case, Tenant's exercise of the Option shall be of no force and effect and Tenant shall have no rights hereunder to extend the Initial Term.

     31.2    Determination of Prevailing Market Rental. On or before five (5)
             -----------------------------------------
days after Tenant provides Landlord with notice of Tenant's exercise of the Option, Landlord and Tenant shall commence negotiations to agree upon the Prevailing Market Rental applicable thereto. If Landlord and Tenant are unable to reach agreement on the Prevailing Market Rental within ten (10) days after the date negotiations commence, then the Prevailing Market Rental shall be determined as follows:

             (a) If Landlord and Tenant are unable to agree on the Prevailing Market Rental within said ten (10) day period, then, within five (5) days thereafter, Landlord and Tenant shall each simultaneously submit to the other in a sealed envelope its good faith estimate of the Prevailing Market Rental. If the higher of such estimates is not more than one hundred five percent (105%) of the lower of such estimates, then the Prevailing Market Rental shall be the average of the two estimates; provided, however, in no event shall the Prevailing Market Rental be less than the Basic Rental payable by Tenant to Landlord at the expiration of the Initial Term.

             (b) If the matter is not resolved by the exchange of estimates as provided in subparagraph (a) above, then either Landlord or Tenant may, by written notice to the other on or before five (5) days after the exchange of such estimates, require that the disagreement be resolved by arbitration. Within seven (7) days after such notice, the parties shall select as an arbitrator a mutually acceptable MAI appraiser with experience in real estate activities, including at least ten (10) years' experience in appraising office space in the County of Los Angeles, California. If the parties cannot agree on an appraiser, then, within a second period of seven (7) days, each party shall select an independent MAI appraiser meeting the aforementioned criteria and, within a third period of seven (7) days, the two appointed appraisers shall select a third appraiser meeting the aforementioned criteria and the third appraiser shall determine the Prevailing Market Rental pursuant to subparagraph (c) below. If one party shall fail to make such appointment within said second seven (7) day period, then the appraiser chosen by the other party shall be the sole arbitrator.

             (c) Once the arbitrator has been selected as provided for in subparagraph (b) above, then, as soon as practicable but in any case within fourteen (14) days thereafter, the arbitrator shall select one of the two estimates of the Prevailing Market Rental submitted by Landlord and Tenant, which estimate shall be the one that is closer to the Prevailing Market Rental as determined by the arbitrator; provided, however, in no event shall the Prevailing Market Rental be less than the Basic Rental payable by Tenant to Landlord at the expiration of the Initial Term. The arbitrator's selection shall be rendered in writing to both Landlord and Tenant and shall be final and binding upon them and shall not be subject to appeal. The party whose estimate is not chosen by the arbitrator shall pay the costs of the arbitrator, provided, however, that any fees of any counsel engaged directly by Landlord or Tenant shall be borne by the party retaining such counsel.

                                  ARTICLE 32
                                    SIGNAGE
                                    -------

     Tenant shall not place any sign upon the Premises, the Building or the Project or conduct any auction thereon without Landlord's prior written consent, which consent may be withheld by Landlord in its sole and absolute discretion. Promptly following the Commencement Date, Landlord shall install Tenant's name on the directory of the Building lobby in accordance with Landlord's sign criteria. Tenant shall pay Landlord's standard charges for installation for Tenant's directory sign.

                                  ARTICLE 33
                                GENERATOR SPACE
                                ---------------

     33.1    Right to Use. During the Lease Term, Tenant shall have the right to
             ------------
use the area outlined on Exhibit "E" attached hereto in the parking structure for the Building ("Generator Space") for Tenant's location of a back-up generator for Tenant's computers ("Generator"). The size and placement of the Generator and any related lines or equipment shall be subject to Landlord's review and approval.

     33.2    Installation. The installation of the Generator shall be treated as
             ------------
an alteration subject to all of the terms and conditions of Article 9 of this Lease. Tenant shall, at Tenant's sole cost and expense, install, construct, maintain, use, repair and remove Tenant's Generator in compliance with all laws, statutes, permit requirements, building codes, ordinances and governmental rules and regulations now in force or which may hereafter be enacted or promulgated. Tenant's installation, construction, use, maintenance, repair and removal of the Generator and the Generator Space shall not obstruct or interfere with the rights of other tenants or occupants of the Project or injure or annoy them.

     33.3    Landlord Approval Right. Any contractor or person selected by
             -----------------------
Tenant to perform any work contemplated herein above and all plans and specifications for such work shall first be reasonably approved by Landlord in writing. In order to allow Landlord time to post a notice(s) of non-responsibility, no such work by or on behalf of Tenant shall be allowed to commence until ten (10) business days following receipt by Landlord of written notice of the date Tenant proposes to commence the construction or installation of the Generator.

     33.4    Removal. Upon the expiration or earlier termination of this Lease,
             -------
Tenant shall, at its sole cost and expense, promptly remove the Generator and any related equipment or lines and repair any damage to the parking garage and/or the Project caused by such removal and remediate any release of Hazardous Materials released in connection with the operation or removal of the Generator. Such repair work shall be undertaken in accordance with all applicable laws, statutes, permit requirements, building rules, ordinances or governmental rules or regulations in effect as of the date of such repair.

     33.5    Indemnity. Tenant shall indemnify, defend and hold Landlord, its
             ---------
partners, members, officers, directors, employees, agents and contractors and Landlord's property and all tenants, occupants, invitees and licensees of Landlord harmless from and against all liabilities, claims, actions, causes of action, losses, damages, injuries, liens, costs and expenses, including attorneys' fees and costs of suit, arising out of or relating to the installation, construction, presence, use, maintenance, repair, or removal of the Generator and any release of Hazardous Materials caused thereby, except to the extent caused by the gross negligence or willful misconduct of Landlord. Such obligations of Tenant under this Article shall survive the expiration of earlier termination of this Lease.

     33.6    Assumption of Risk. Tenant acknowledges that Landlord has no
             ------------------
obligation to protect, secure, install, construct, maintain, repair or remove the Generator or remediate any release of Hazardous Materials caused thereby, and Tenant hereby assumes all risk of loss or damage to or from the Generator from any cause, including, without limitation, any and all users of the parking garage and any failure by Landlord to enforce parking rules and regulations. Tenant hereby waives all claims against Landlord and its partners, officers, directors, employees, agents and contactors with respect to such damage, except to the extent caused by the gross negligence or willful misconduct of Landlord.

     33.7    Rent for Generator Space. Commencing upon the date that Tenant
             ------------------------
commences installation of the Generator in the Generator Space, Tenant shall pay rent for the Generator Space in an amount equal to the then prevailing market rate for parking spaces in the Project's parking structure for each parking space which is used for the Generator Space. Such amount shall be payable in advance, without offset or deduction, on the first day of each calendar month in the same manner as Basic Rental for the Premises. Tenant shall also reimburse Landlord from time to time, as Additional Rent, for all electrical charges and other utility charges incurred by Landlord for the Generator, as reasonably estimated by Landlord, within ten (10) days after Landlord gives Tenant written notice' of such estimate. If Tenant fails to timely pay any such rent or Additional Rent, Landlord shall have all of the rights and remedies given Landlord under this Lease for the nonpayment of Basic Rental and Additional Rental.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date set forth above.


                                   TENANT:

                                   PILOT NETWORK SERVICES, INC.,
                                   a California corporation

                                   By:  /s/ M. Marketta Silvera
                                        ----------------------------------
                                   Its: CEO
                                        ----------------------------------

                                   By:  /s/ Robert G. Carrade
                                        ----------------------------------
                                   Its: V.P. of Finance & Administration
                                        ----------------------------------

                                   LANDLORD:

                                   PACIFIC CORPORATE TOWERS LLC,
                                   a Delaware limited liability company

                                   By:  GE Capital Investment Advisors, Inc.,
                                        its authorized investment advisor

                                        By:  [SIGNATURE ILLEGIBLE]
                                             -----------------------------
                                        Its: V.P
                                             -----------------------------

                                  EXHIBIT "A"


                           [FLOOR PLAN APPEARS HERE]

                                  EXHIBIT "B"

                             RULES AND REGULATIONS


     1. No sign, advertisement or notice shall be displayed, printed or affixed on or to the Premises or to the outside or inside of the Building or so as to be visible from outside the Premises or Building without Landlord's prior written consent. Landlord shall have the right to remove any non-approved sign, advertisement or notice, without notice to and at the expense of Tenant, and Landlord shall not be liable in damages for such removal. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by Landlord or by a person selected by Landlord and in a manner and style acceptable to Landlord.

     2. Tenant shall not obtain for use on the Premises ice, drinking water, waxing, cleaning, interior glass polishing, rubbish removal, towel or other similar services, or accept barbering or bootblackening, or coffee cart services, milk, soft drinks or other like services on the Premises, except from persons authorized by Landlord and at the hours and under regulations fixed by Landlord. No vending machines or machines of any description shall be installed, maintained or operated upon the Premises without Landlord's prior written consent, which shall not be unreasonably withheld.

     3. The sidewalks, hall, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used for any purpose other than for ingress and egress from Tenant's Premises.

     4. Toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein.

     5. Tenant shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, ceilings or floor or in any way deface the Premises.

     6. In no event shall Tenant place a load upon any floor of the Premises or portion of any such flooring exceeding the floor load per square foot of area for which such floor is designed to carry and which is allowed by law, or any machinery or equipment which shall cause excessive vibration to the Premises or noticeable vibration to any other part of the Building. Prior to bringing any heavy safes, vaults, large computers or similarly heavy equipment into the Building, Tenant shall inform Landlord in writing of the dimensions and weights thereof and shall obtain Landlord's consent thereto, which consent Landlord shall have the right to deny. Such consent shall not constitute a representation or warranty by Landlord that the safe, vault or other equipment complies, with regard to distribution of weight and/or vibration, with the provisions of this Rule 6 nor relieve Tenant from responsibility for the consequences of such noncompliance, and any such safe, vault or other equipment which Landlord determines to constitute a danger of damage to the Building or a nuisance to other Tenants, either alone or in combination with other heavy and/or vibrating objects and equipment, shall be promptly removed by Tenant upon Landlord's written notice of such determination and demand for removal thereof.

     7. Tenant shall not use or keep in the Premises or Project any kerosene, gasoline or inflammable, explosive or combustible fluid or material, or use any method of heating or air-conditioning other than that supplied by Landlord.

     8. Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord.

     9. Tenant shall not install or use any blinds, shades, awnings or screens in connection with any window or door of the Premises and shall not use any drape or window covering facing any exterior glass surface other than the standard drapes, blinds or other window covering established by Landlord.

     10. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system by closing drapes when the sun's rays fall directly on windows of the Premises. Tenant shall not obstruct, alter, or in any way impair the efficient operation of Landlord's heating, ventilating and air-conditioning system. Tenant shall not tamper with or change the setting of any thermostats or control valves.

     11. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the permitted use of the Premises. Tenant shall not, without Landlord's prior written consent, occupy or permit any portion of the Premises to be occupied or used for the manufacture or sale of liquor or tobacco in any form, or a barber or manicure shop, or as an employment bureau. The Premises shall not be used for lodging or sleeping or for any improper, objectionable or immoral purpose. No auction shall be conducted on the Premises.

     12. Tenant shall not make, or permit to be made, any unseemly or disturbing noises, or disturb or interfere with occupants of Building or neighboring buildings or premises or those having business with it by the use of any musical instrument, radio, phonographs or unusual noise, or in any other way.

     13. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises, and no cooking shall be done or permitted by any tenant in the Premises, except that the preparation of coffee, tea, hot chocolate and similar items for tenants, their employees and visitors shall be permitted. No tenant shall cause or permit any unusual or objectionable odors to be produced in or permeate from or throughout the Premises.

     14. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the window sills.

     15. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanisms thereof unless Landlord is first notified thereof, gives written approval, and is furnished a key therefor. Each tenant must, upon the termination of his tenancy, give to Landlord all keys of stores, offices, or toilets or toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

     16. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tend to impair the reputation of the Building or its desirability as an office building and upon written notice from Landlord any tenant shall refrain from and discontinue such advertising.

     17. Landlord reserves the right to control access to the Building by all persons after Building Hours; provided, however, that subject to compliance with Landlord's reasonable security requirements for access during non-Building Hours, Tenant shall have access to the Premises and the parking facilities twenty-four (24) hours per day seven (7) days per week. Each tenant shall be responsible for all persons for whom he requests after hours access and shall be liable to Landlord for all acts of such persons. Landlord shall have the right from time to time to establish reasonable rules pertaining to freight elevator usage, including the allocation and reservation of such usage for tenants' initial move-in to their premises, and final departure therefrom.

     18. Any person employed by any tenant to do janitorial work shall, while in the Building and outside of the Premises, be subject to and under the control and direction of the office of the Building (but not as an agent or servant of Landlord, and the tenant shall be responsible for all acts of such persons).

     19. All doors opening on to public corridors shall be kept closed, except when being used for ingress and egress.

     20. The requirements of tenants will be attended to only upon application to the Office of the Building.

     21. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

     22. All office equipment of any electrical or mechanical nature shall be placed by tenants in the Premises in settings approved by landlord, to absorb or prevent any vibration, noise or annoyance.

     23. No air conditioning unit or other similar apparatus shall be installed or used by any tenant without the prior written consent of Landlord. Tenant shall pay the cost of all electricity used for air conditioning in the Premises if such electrical consumption exceeds normal office requirements, regardless of whether additional apparatus is installed pursuant to the preceding sentence. Notwithstanding the foregoing, Tenant may use free standing air conditioning units in the Premises in an emergency when the Building's heating ventilation and air conditioning system is not operating.

     24. There shall not be used in any space, or in the public halls of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards.

     25. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be florescent and/or of a quality, type, design and bulb color approved by Landlord. Tenant shall not permit the consumption in the Premises of more than 2 1/2 watts per net usable square foot in the Premises in respect of office lighting nor shall Tenant permit the consumption in the Premises of more than 1 1/2 watts per net usable square foot of space in the Premises in respect of the power outlets therein, at any one time. In the event that such limits are exceeded, Landlord shall have the right to remove any lighting fixture of any florescent tube or bulb therein as it deems necessary and/or to charge Tenant for the cost of the additional electricity consumed.

     26.  Parking

          (a) Garage hours shall be 5:00 a.m. to 8:00 p.m., Monday through Friday, and 5:00 a.m. to 5:00 p.m. Saturday, state and federal holidays excepted, as revised from time to time by Landlord. provided, however, that subject to compliance with Landlord's reasonable security procedures, Tenant shall have access to the parking facilities twenty-four (24) hours per day, seven (7) days per week.

          (b) Automobiles must be parked entirely with the stall lines on the floor.

          (c)  All directional signs and arrows must be observed.

          (d)  The speed limit shall be 5 miles per hour.

          (e)  Parking is prohibited in areas not striped for parking.

          (f) Parking cards or any other device or form of identification supplied by Landlord (or its operator) shall remain the property of Landlord (or its operator). Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable or assignable and any device in the possession of an unauthorized holder will be void. There will be a replacement charge to the Tenant or person designated by Tenant of $25.00 for loss of any parking card.

          (g) The monthly rate for parking is payable one (1) month in advance and must be paid by the third business day of each month. Failure to do so will automatically cancel parking privileges and a charge at the prevailing daily rate will be due. No deductions or allowances from the monthly rate will be made for days parker does not use Parking Facilities.

          (h) Tenant may validate visitor parking by such method or methods as the Landlord may approve, at the validation rate from time to time generally applicable to visitor parking.

          (i) Landlord (and its operator) may refuse to permit any person who violates the within rules to park in the garage, and any violation of the rules shall subject the automobile to removal from the garage at the parker's expense. In either of said events, Landlord (or its operator) shall refund a pro rata portion of the current monthly parking rate and the sticker or any other form of identification supplied by Landlord (or its operator) will be returned to Landlord (or its operator).

          (j) Garage managers or attendants are not authorized to make or allow any exceptions to these Rules and Regulations.

          (k) Every parker is required to park and lock his own automobile. All responsibility for any loss or damage to automobiles or any personal property therein is assumed by the parker.

          (1) Loss or theft of parking identification devices from automobiles must be reported to the garage manager immediately, and a lost or stolen report must be filed by the parker at that time.

          (m) The Parking Facilities are for the sole purpose of parking one automobile per space. Washing, waxing, cleaning or servicing of any vehicles by the parker or his agents is prohibited.

          (n) Landlord (and its operator) reserves the right to refuse the issuance of monthly stickers or other parking identification devices to any Tenant and/or its employees who refuse to comply with the above Rules and Regulations and all posted and unposted City, State or Federal ordinances, laws or agreements.

          (o) Tenant agrees to acquaint all employees with these Rules and Regulations.

                                  EXHIBIT "C"


                             WORK LETTER AGREEMENT


     This Work Letter Agreement ("Letter") supplements the Standard Office Lease (the "Lease") dated this 14th day of January, 1998 executed concurrently herewith by and between Landlord and Tenant, covering certain premises described in the Lease (the "Premises"). All terms not defined herein shall have the same meaning as set forth in the Lease.

     1.0  Plans and Drawings for Premises
     ---  -------------------------------

     All plans, drawings and specifications required by this Paragraph shall be prepared by the Landlord's architects and engineers and in accordance with the schedule provided in Paragraph 5 below.

     1.1  Space Plans
     ---  -----------

     Landlord shall cause Landlord's architect to prepare and deliver to Tenant for Tenant's approval, preliminary space plans sufficient to convey the architectural design of the Premises (including special uses of the Premises to be specified by Tenant), including preliminary partition layout and reflective ceiling plans for Tenant's leasehold improvements ("Space Plans"). If Tenant shall disapprove of any part of the Space Plans, Tenant shall advise Landlord of such revisions, and reasons therefor, as are reasonably required by Tenant for the purpose of obtaining Tenant's approval thereof. Landlord shall then submit to Tenant for Tenant's approval, a redesign of the Space Plans, incorporating the revisions requested by Tenant and such modifications thereof as are suggested by Landlord, said modifications to be subsequently submitted to Tenant for approval prior to Landlord's submission of the Space Plans. The cost for the initial Space Plan and one revision thereto shall be deducted from the Allowance. Any further Space Plan costs shall be at Tenant's sole cost and expense.

     1.2  Working Drawings
     ---  ----------------

     Landlord's architect shall prepare from the approved Space Plans, complete architectural plans, drawings and specifications and complete engineered mechanical, structural and electrical Working Drawings for (i) all of the Premises showing the demising plan, finish schedule of Landlord's building standard items (i.e. carpeting and other floor coverings), and Tenant's design work desired by Tenant therefor, and (ii) any internal or external communications or special utility facilities which will require conduits or other improvements within common areas (collectively "Final Working Drawings and Specifications"; the work shown thereon being called the "Tenant Building Standard Work"), all in such form and in such detail as may be reasonably required by Landlord. The Final Working Drawings and Specifications shall be prepared by Landlord's architect and engineer and the engineering work on the mechanical and electrical plans shall be performed by Landlord's engineers. Landlord's architect and engineer shall furnish all services necessary for the preparation of the Final Working Drawings and Specifications and for securing such approvals as, by reason of the nature of the Tenant Building Standard Work, shall be required from any governmental authority having jurisdiction or which are deemed necessary by Landlord to comply with governmental codes and regulations. Landlord shall submit the Final Working Drawings and Specifications for the approval of Tenant in the same manner as provided in Paragraph 1.1 above for approval by Tenant of the Space Plans. Landlord shall use building standard materials as determined by Landlord.

     1.3  Requirements of Final Working Drawings and Specifications
     ---  ---------------------------------------------------------

     The Final Working Drawings and Specifications shall: (i) be in conformance with the Base Building shell and with the design, construction and equipment of the Building and with Landlord's Building standards and specifications in effect for the Project; (ii) comply with all applicable laws and ordinances and the rules and regulations of all governmental authorities having jurisdiction; (iii) comply as Landlord deems necessary with all asbestos, hazardous waste, American with Disabilities Act, OSHA, CAL-OSHA, life-safety, and sprinkler rules, regulations, ordinances or laws; (iv) comply with all applicable insurance regulations for a fire resistive Class A Buildings; and (v) include locations and complete and exact dimensions.

     1.4  Changes at Tenant's Expense.
     ---  ---------------------------

     If Tenant makes any changes to the Final Working Drawings and Specifications or if the Final Working Drawings and Specifications or any amendment thereof or supplement thereto shall require changes in the Building shell, the increased cost of the Tenant Building Standard Work caused by such changes shall (to the extent such increase is in excess of the Allowance) be charged against Tenant, including without limitation permits, consultants, mitigation fees, surcharges, additional supervisory fees or administrative fees. The cost thereof shall include all direct architectural and/or engineering fees and expenses in connection therewith, as well as compensation from Tenant for the costs of any delays which arise from such changes, such costs including but not limited to, Final Working Drawings and Specifications triggering code work, title work and the like.

     2.0  Allowance for Work
     ---  ------------------

     2.1  Landlord shall provide the Allowance (as defined in Paragraph 4.1) for
     ---
the construction of the Tenant Building Standard Work pursuant to mutually approved Final Working Drawings and Specifications prepared by the Landlord's architect. All items of Tenant Building Standard Work, whether or not the cost thereof is covered by the Allowance shall become the property of Landlord upon expiration or earlier termination of the Lease and shall remain on the Premises at all times during the term of this Lease. Any and all improvements, code compliance or similar work to the Premises necessary to comply with any requirements or regulations applicable to handicapping requirements, the Americans with Disabilities Act, ACM work, OSHA, CAL-OSHA, and life-safety, shall be charged to the Allowance and paid from the Allowance.

     2.2  At such time as Tenant and Landlord have approved the Final Working
     ---
Drawings and Specifications, Landlord shall request bids for the installation of the Tenant Building Standard Work from three contractors selected by Landlord from Landlord's list of approved general contractors for the Project. Landlord may accept bids from any of the three contractors selected by Landlord. The bid from the contractor selected by Landlord shall be used for purposes of preparing the Work Cost Statement pursuant to Paragraph 2.3 hereof.

     2.3  Prior to the commencement of any Tenant Building Standard Work,
     ---
Landlord shall submit to Tenant a written estimate of Work Cost (as hereinafter defined) on all Tenant Building Standard Work, which written estimate shall be based on the Final Working Drawings and Specifications. Thereupon Landlord's contractor and Tenant shall either approve the estimate or disapprove specific items and submit to Landlord a revision of the Final Working Drawings and Specifications to reflect the deletion and/or substitution for such disapproved items. Upon approval by Landlord and Tenant of such estimate (the approved estimate to be hereinafter known as the "Work Cost Statement"), Landlord shall have the right to purchase special installations requiring extended material delivery lead items as set forth in the Final Working Drawings and Specifications and to commence the construction of the items included in said Work Cost Statement pursuant to Paragraph 3.1 hereof.

     2.4  Until Tenant and Landlord have approved the Work Cost Statement and
     ---
the Working Drawings and the Final Working Drawings and Specifications are signed by Landlord and Tenant, Landlord shall be under no obligation to perform the installation of the Tenant Building Standard Work.

     3.0  Construction
     ---  ------------

     3.1  Following approval by Landlord and Tenant of the Work Cost Statement,
     ---
Landlord's contractor shall commence and diligently proceed with the construction of all of the Tenant Building Standard Work, subject to delays beyond the reasonable control of Landlord or its contractor or contractors. The Tenant Building Standard Work shall be performed by Landlord's contractor in accordance with the Final Working
Drawings and Specifications and in a good and workmanlike manner, using new materials of good quality and in compliance with all laws. Promptly upon the commencement of the Tenant Building Standard Work, Landlord shall furnish Tenant with a schedule setting forth the projected completion dates therefor and showing the deadlines for any actions required to be taken by Tenant during such construction, and Landlord may from time to time during the prosecution of the Tenant Building Standard Work modify or amend such schedule due to delays encountered by Landlord. Landlord shall make a reasonable effort to meet such schedule as the same may be modified or amended.

     3.2.  Punchlist.
     ---   ---------

     Landlord shall notify Tenant when the Tenant Building Standard Work has been substantially completed. Within fifteen (15) days after such notice is given, Landlord and Tenant shall jointly conduct an inspection of the Premises and prepare a written list ("Punchlist") consisting of incomplete items or defects in the Tenant Building Standard Work. Landlord shall correct, repair or complete, as applicable, such Punchlist items as soon as reasonably possible. Landlord shall have no obligation to correct, repair or complete any incomplete items or defects in the Tenant Building Standard Work which are not included on the Punchlist.

     3.3.  Fixturization.
     ---   -------------

     Tenant shall have the right to enter the Premises not earlier than fourteen
(14) days prior to substantial completion of the Tenant Building Standard Work for the sole purpose of installing Tenant's personal property and equipment so long as such entry does not interfere with the orderly construction and completion of the Tenant Building Standard Work ("Fixturization Period"). Tenant shall notify Landlord of its desired times of entry during the Fixturization Period and shall submit the scope of work to be performed and the names of contractors who will perform such work. Tenant shall indemnify, defend and hold Landlord harmless from and its contractor or contractors. The Tenant Building Standard Work shall be performed by Landlord's contractor in accordance with the Final Working Drawings and Specifications and in a good and workmanlike manner, using new materials of good quality and in compliance with all laws. Promptly upon the commencement of the Tenant Building Standard Work, Landlord shall furnish Tenant with a schedule setting forth the projected completion dates therefor and showing the deadlines for any actions required to be taken by Tenant during such construction, and Landlord may from time to time during the prosecution of the Tenant Building Standard Work modify or amend such schedule due to delays encountered by Landlord. Landlord shall make a reasonable effort to meet such schedule as the same may be modified or amended.

     3.2.  Punchlist.
     ---   ---------

     Landlord shall notify Tenant when the Tenant Building Standard Work has been substantially completed. Within fifteen (15) days after such notice is given, Landlord and Tenant shall jointly conduct an inspection of the Premises and prepare a written list ("Punchlist") consisting of incomplete items or defects in the Tenant Building Standard Work. Landlord shall correct, repair or complete, as applicable, such Punchlist items as soon as reasonably possible. Landlord shall have no obligation to correct, repair or complete any incomplete items or defects in the Tenant Building Standard Work which are not included on the Punchlist.

     3.3.  Fixturization.
     ---   -------------

     Tenant shall have the right to enter the Premises not earlier than fourteen
(14) days prior to substantial completion of the Tenant Building Standard Work for the sole purpose of installing Tenant's personal property and equipment so long as such entry does not interfere with the orderly construction and completion of the Tenant Building Standard Work ("Fixturization Period"). Tenant shall notify Landlord of its desired times of entry during the Fixturization Period and shall submit the scope of work to be performed and the names of contractors who will perform such work. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all suits, claims, actions, losses, costs or expenses, including claims for workers compensation, of any nature whatsoever together with reasonable attorneys' fees arising out or in connection with the installation of Tenant's personal property, fixtures or equipment during the Fixturization Period. Landlord and Tenant shall cause their respective contractors to cooperate so that each party may complete its work in the Premises without interfering with the other.

     4.0   Allowance and Work Cost
     ---   -----------------------

     4.1   Allowance
     ---   ---------

     Landlord shall grant to Tenant an allowance ("Allowance") of One Hundred Forty-two Thousand Nine Hundred Fifty Dollars ($142,950) to be applied toward the "Work Cost" (as defined below). The Allowance is based upon an allowance of Twenty-five Dollars ($25) per usable square foot and the assumption that the Premises contain five thousand seven hundred eighteen (5,718) usable square feet.

     4.2   Work Cost
     ---   ---------

     "Work Cost" means: (i) all design, architectural and engineering fees and consultant fees incurred by Landlord in connection with the preparation of the Space Plans, Working Drawings. and Final Working Drawings and Specifications;
(ii) governmental agency plan check, permit and other fees; (iii) sales and other taxes; (iv) Title 24 fees; (v) inspection costs; (vi) the actual costs and charges for material and labor, contractor's profit and general overhead incurred by Landlord for the Tenant Building Standard Work done; (vii) all other costs to be expended by Landlord in the construction of the Tenant Building Standard Work, and (viii) costs of Landlord's construction manager.

     4.3   Costs in Excess of Allowance
     ---   ----------------------------

     If the Work Cost exceeds the Allowance (the amount by which the Work Cost exceeds the Allowance shall be referred to herein as the "Excess Cost"), Tenant shall pay fifty percent

(50%) of such Excess Cost to Landlord within five (5) days of Landlord's approval of the Work Cost estimate and the remaining fifty percent (50%) of the Excess Cost within five (5) days of when Landlord notifies Tenant that the Tenant Building Standard Work is fifty percent (50%) completed. Tenant's failure to make any payment of the Excess Cost when due, or to make any payment with respect to change orders that cause the Work Cost to exceed the Allowance, shall be deemed a default under the Lease and the amount so delinquent shall be deemed Additional Rent and Landlord may exercise all rights and remedies set forth in
Article 19 of the Lease; and in addition, Landlord may delay construction until such payment is made and such delay shall be deemed a Tenant-caused delay subject to the provisions of Paragraph 7 of this Exhibit C. If any portion of the Allowance remains after completion of the Tenant Building Standard Work, Landlord shall credit the remaining portion of the Allowance against the next monthly installment of Basic Rental accruing under the Lease.

     5.0   Intentionally Omitted
     ---   ---------------------

     6.0   Intentionally Omitted
     ---   ---------------------

     7.0   Delays
     ---   ------

     It is agreed that notwithstanding the Scheduled Occupancy Date set forth in
Article 1.1 of the Lease, the Early Occupancy Period shall not commence until Landlord has substantially completed all Tenant Building Standard Work to be performed by Landlord pursuant to this Work Letter Agreement. Notwithstanding the foregoing, if Landlord shall be delayed in substantially completing the Tenant Building Standard Work as a result of any of the following (collectively, "Tenant Delays"):

           (i) Tenant's failure to complete any action item within the time period set forth in the Lease or this Work Letter Agreement, or

           (ii) Any change orders which actually increase the time period required for construction of the Tenant Building Standard Work, or

           (iii) Tenant's request for materials, finishes, or installations other than Building standard materials, which Landlord notifies Tenant will require a long lead delivery time or require special installation; or

           (iv) Any delay of Tenant in making payment to Landlord for Tenant's share of Work Cost, or

           (v) Any other delay attributable to Tenant or by a party employed by Tenant or under Tenant's control or due to failure of Tenant to perform or act in order to facilitate Tenant's tenancy,

then as soon as possible following the commencement of the Early Occupancy Period, Landlord shall provide to Tenant a reasonable particularized statement of the number of days of Tenant Delays, and the Early Occupancy Period shall be reduced and the commencement of the Lease Term shall be advanced by the number of days of such Tenant Delays.

     8.0   Indemnity and Insurance
     ---   -----------------------

     8.1   Indemnity
     ---   ---------

     To the extent Tenant constructs or installs any tenant improvements in the Premises, Tenant agrees to save, indemnify and hold harmless Landlord against any and all liability, claims, mechanics liens, judgments, or demands, including demands arising from injuries to or death of persons (Tenant's employees, employees of Tenant's contractor(s) and employees of all subcontractors and sub-subcontractors of Tenant's contractor included) and damage to property, or any other loss, loss of rent, damage, or expense, arising directly or indirectly out of the obligations herein undertaken or out of the operations conducted by Tenant and/or its contractor(s), subcontractors or sub-subcontractors including those in part due to the negligence of Landlord, and will make good to and reimburse Landlord for any expenditures, including actual attorneys' fees, which Landlord may incur by reason of such matters and, if requested by Landlord will defend any such suits at the sole cost and expense of Tenant.

     8.2   Insurance
     ---   ---------

     If Tenant constructs or installs any tenant improvements in the Premises, the Tenant shall, at its sole expense, be responsible for the securing of insurance by the Tenant's contractor(s) and for the maintenance of same by the Tenant's contractor(s) until completion and final acceptance of the work. Certificates of Insurance affording evidence of same shall be obtained from the Tenant's contractor(s) by the Tenant and delivered to the Landlord prior to the commencement of any work by the Tenant's contractor. The required insurance coverage is as follows:

     1. Worker's Compensation and Employers' Liability Insurance including coverage under the U.S. Longshoremen's and Harborworkers' Act and affording 30 days written notice of cancellation to contractor. The Employers' Liability minimum limits required are as follows:

           Bodily Injury by accident    $100.000     each accident
                                        --------
           Bodily Injury by disease     $500.000     policy limit
                                        --------
           Bodily Injury by disease     $100.000     each employee
                                        --------

     2. General Liability Insurance on an Occurrence basis for an amount of $5,000,000 each occurrence and including the following coverage:

           a)    Premises and Operations coverage.
           b)    Owners and Contractors Protective coverage.
           c)    Products and Completed Operations coverage.
           d) Blanket Contractual coverage, including both oral and written contracts.
           e)    Personal Injury coverage.
           f) Broad Form Property Damage coverage, including completed operations.
           g)    An endorsement naming Landlord as additional insured.
           h) An endorsement affording 30 days written notice to contractor in event of cancellation or material reduction in coverage.
           i) An endorsement providing that such insurance as is afforded under policy of Tenant's contractor(s) is primary insurance as respects the Landlord and that any other insurance maintained by Landlord is excess and noncontributing with the insurance required hereunder.
           j) Insurance covering ACM, hazardous materials, life-safety systems, sprinklers, OSHA, CAL-OSHA and the like.

No endorsement limiting or excluding a required coverage is permitted.  CLAIMS-
                                                                        ------
MADE COVERAGE IS NOT ACCEPTABLE,
-------------------------------

     3. Business Auto Liability Insurance for an amount of $5,000,000 combined single limit for bodily injury and/or property damage liability including:

           a)    Owned Autos,
           b)    Hired or Borrowed Autos,
           c)    Nonowned Autos, and
           d) An endorsement affording 30 days written notice of cancellation to Landlord in event of cancellation or material reduction in coverage.

A certificate and endorsements affording evidence of the above requirements must be delivered to Landlord before Tenant's contractor performs any work at or prepares or delivers materials to the site of construction.

Tenant shall require its contractor(s) to require its subcontractors to provide insurance where Tenant's contractor(s) would be required to carry insurance under this insurance section and to be responsible for obtaining the appropriate certificates or other evidence of insurance.

Tenant's contractor(s) shall maintain all of the foregoing insurance coverage in force until the work under this agreement is fully completed and accepted except as to 2c, (Products and Completed Operation Coverage), which is to be maintained for one (1) year following completion of the work and acceptance by Landlord and Tenant.

All insurance, except Workers' Compensation, maintained by Tenant's contractor and its subcontractors shall preclude subrogation claims by the insurer against anyone insured thereunder.

The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under the "indemnity" paragraph of this agreement.

If the Tenant fails to secure and maintain the required insurance from Tenant's contractor(s), the Landlord shall have the right (without any obligation to do so, however) to secure same in the name and for the account of the Tenant's contractor(s) in which event the Tenant shall pay the cost thereof and shall furnish upon demand, all information that may be required in connection therewith. Further, such failure to secure and maintain the required insurance shall constitute a default under the Lease and Landlord shall be entitled to immediately have all tenant improvement work cease.

     9.0   Miscellaneous
     ---   -------------

           a) If Tenant constructs or installs any tenant improvements in the Premises, Tenant and Tenant's contractors shall abide by all safety and construction rules and regulations of Landlord, and all work and deliveries shall be scheduled through Landlord. Entry by Tenant's contractors shall be deemed to be under all the terms, covenants, provisions and conditions of said Lease except the covenant to pay rent and additional rent. All Tenant's materials, work, installations and decorations of any nature brought upon or installed in the Premises before the Commencement Date of the Lease shall be at Tenant's risk, and neither Landlord nor any party acting on Landlord's behalf shall be responsible for any damage thereto or loss or destruction thereof. Tenant shall award its contracts and conduct its activities hereunder in a manner consistent with Landlord's contractor's labor agreement affecting the Building.

           (b) Tenant shall reimburse Landlord for any extra expenses incurred by Landlord by reason of faulty work done by Tenant or its contractors, or by reason of delays caused by such work, or by reason of cleanup which fails to comply with Landlord's rules and regulations.

           (c) Tenant's contractors shall not post any signs other than those required by law in connection with the construction on any part of the Project or Premises.

     10.0  Incorporation.
     ----  -------------

     This Work Letter Agreement is hereby incorporated into this Lease executed between Landlord and Tenant concurrently herewith.

                                       TENANT:

                                       PILOT NETWORK SERVICES, INC.,
                                       a California corporation

                                       By:  /s/ M. Marketta Silvera
                                            ----------------------------------
                                       Its: CEO
                                            ----------------------------------

                                       By:  /s/ Robert G. Carrade
                                            ----------------------------------
                                       Its: V.P. of Finance & Administration
                                            ----------------------------------

                                     LANDLORD:

                                     PACIFIC CORPORATE TOWERS LLC,
                                     a Delaware limited liability company


                                     By:   GE Capital Investment Advisors, Inc.,
                                           Its authorized investment advisor

                                           By:  [SIGNATURE ILLEGIBLE]
                                              ------------------------------

                                           Its: V.P
                                               -----------------------------

                                 EXHIBIT "D"

                          NOTICE OF LEASE TERM DATES

TO: ___________________________
    ___________________________
    ___________________________
    ___________________________

          RE: Standard Office Lease dated January 14, 1998 between PACIFIC CORPORATE TOWERS LLC, a Delaware limited liability company ("Landlord") and PILOT NETWORK SERVICES, INC., a California corporation ("Tenant") concerning Suite 450 on the fourth (4th) floor of the office building located at 222 N. Sepulveda Blvd., E1 Segundo, California.


Dear Tenant:


     In accordance with the Standard Office Lease (the "Lease"), we wish to advise you and/or confirm as follows:

     1. The Premises are Ready for Occupancy, and the Lease Term shall commence on or has commenced on _________________ for a term of ___________ ending on _________________.

     2. Rent commenced or will commence to accrue on ________________, in the amount of __________________.

     3. If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

     4.   Your rent checks should be made payable to _____________________ at
          _________________________.

     5. The exact number of rentable square feet within the Premises is six thousand five hundred seventy-six (6,576) square feet.

                                  EXHIBIT "E"

                         SITE PLAN OF GENERATOR SPACE

                               [To Be Attached]

                   FIRST AMENDMENT TO STANDARD OFFICE LEASE
                   ----------------------------------------


     This First Amendment to Standard Office Lease ("Amendment") is made as of this _____day of February, 1998 ("Effective Date"), by and between PACIFIC CORPORATE TOWERS LLC, a Delaware limited liability company ("Landlord"), and PILOT NETWORK SERVICES, INC., a California corporation ("Tenant").

                                   RECITALS
                                   --------

     A. Pursuant to that certain Standard Office lease dated January 14, 1998 (the "Lease") by and between Landlord and Tenant, Landlord currently leases to Tenant Suite No. 450 (the "Premises") on the fourth floor of that certain building commonly referred to as 222 N. Sepulveda Boulevard, El Segundo, California situated in that certain project commonly known as Pacific Corporate Towers.

     B. Section 1.2 of the Lease provides that the rentable square footage of the Premises shall be determined by P. Patrick Murray & Associates ("Murray") and that upon such determination, the Basic Rental, Security Deposit, Tenant's Proportionate Share and the Allowance shall be based upon such determination.

     C. Murray has determined that the Premises consist of Six Thousand Seven Hundred Sixty One (6,761) rentable square feet.

     D. Landlord and Tenant desire to amend the Lease to confirm the adjustment to the Basic Rental, Security Deposit, Tenant's Proportionate Share and the Allowance based upon such determination by Murray.

     E. Capitalized terms used in this Amendment shall have the meaning ascribed to such terms in the Lease unless otherwise defined in this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Rentable Square Footage. Landlord and Tenant hereby stipulate and
          -----------------------
agree that the premises contain six thousand seven hundred sixty one (6,761) rentable square feet, as determined by Murray.

     2.   Basic Rental. Notwithstanding Section 1.3 of the Lease, Tenant shall
          ------------
pay Basic Rental for the Premises as follows:

--------------------------------------------------------------------------------
     Lease Months            Base Annual Rent            Monthly installments
--------------------------------------------------------------------------------
      1-60                    $133,867.80                   $11,155.65
--------------------------------------------------------------------------------
    61-120                    $146,037.60                   $12,169.80
--------------------------------------------------------------------------------

Tenant has already deposited the sum of $10,850.40 with Landlord as a partial payment of the Basic Rental for the first month of the term of the Lease. Upon Tenant's execution of this Amendment, Tenant shall pay to Landlord the additional sum of $305.25 constitution the remainder of the Basic Rental for the first month of the term of the Lease.

     3.   Security Deposit. Notwithstanding Section 1.6 of the Lease, the
          ----------------
Security Deposit shall be $11,155.65. Tenant has already deposited the sum of $10,850.40 with Landlord as a partial deposit of the

Security Deposit. Upon Tenant's execution of this Amendment, Tenant shall deposit with Landlord the additional sum of $305.25 constituting the remainder of the Security Deposit.

     4.   Tenant's Proportionate Share. Notwithstanding the first sentence of
          ----------------------------
Section 1.5 of the Lease, Tenant's Proportionate Share shall be one and nineteen one-hundredths percent (1.19%), subject to adjustment only in accordance with the remainder of Section 3.1 of the Lease.

     5.   Allowance. The Allowance granted by Landlord pursuant to Section 2.1
          ---------
of the Work Letter Agreement attached as Exhibit "C" to the Lease shall be based upon 5,879 usable square footage at $25.00 per usable square foot ($146,975.00).

     6.   Corporate Authority. Each individual executing this Amendment on
          -------------------
behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Amendment on behalf of the Tenant and that this Amendment is binding upon said corporation in accordance with its terms.

     7.   Effect of Amendment. Except as modified herein, the terms and
          -------------------
provisions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and provisions of this Amendment and the terms and provisions of the Lease, the terms and provisions of this Amendment shall govern and control the intent and agreement of the parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                 LANDLORD:

                                 PACIFIC CORPORATE TOWERS LLC,
                                 a Delaware limited liability company

                                 By:  GE Capital Investment Advisors, Inc.,
                                      its authorized investment advisor

                                      By: /s/ David J Bradley
                                         -----------------------------------

                                      Name: David J. Bradley
                                           ---------------------------------

                                      Title: VP
                                            --------------------------------


                                 TENANT:

                                 PILOT NETWORK SERVICES, INC.,
                                 a California corporation

                                 By:    /s/ M. Marketta Silvera
                                        ------------------------------------

                                 Name:  M. Marketta Silvera
                                        ------------------------------------

                                 Title: President & CEO
                                        ------------------------------------

                                 By:    /s/ Robert G. Carrade
                                        ------------------------------------

                                 Name:  Robert G. Carrade
                                        ------------------------------------

                                 Title  V.P. of Finance & Administration
                                        ------------------------------------